UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                          Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2016 through May 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                      Pioneer Floating
                      Rate Trust

--------------------------------------------------------------------------------
                      Semiannual Report | May 31, 2017
--------------------------------------------------------------------------------

                      Ticker Symbol:   PHD

                      [LOGO]    Amundi Pioneer
                                ==============
                              ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          45

Financial Highlights                                                          49

Notes to Financial Statements                                                 51

Approval of New and Interim Management Agreements                             67

Trustees, Officers and Service Providers                                      75

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 1

President's Letter

U.S. markets have continued to generate positive returns during the first several months of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6% in the first calendar quarter of the year and more than 3% for the second quarter. Meanwhile, high-yield securities have dominated bond market performance thus far in 2017.

The post-election market momentum we witnessed in the U.S. during the final weeks of the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts. Not even the Federal Reserve System's (the Fed's) two rate hikes since March, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets. In fact, we are encouraged by the more hawkish stance of the Fed with regard to interest rates, in light of our view that current U.S. bond yields do not fairly reflect the prospective levels of economic activity and inflation. We expect the Fed to continue to tighten monetary policy, with at least one more rate hike likely to occur before the end of 2017.

While U.S. gross domestic product (GDP) did slow in the first quarter, ending up at 1.4% after revisions, the expectation is for GDP growth to pick-up in the second quarter, with a solid consumer leading the way. It is our view that the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the full year, even if proposed tax and regulatory reforms are not passed into law in the near future. We also believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. In addition, as we monitor global Purchasing Manager Indices (PMIs), we note that their numbers are increasing, which suggests that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act (ACA) is another potential concern, as Congressional leaders have, thus far, failed to generate

2 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 enough support to get new health care legislation approved by both houses. However, if a bill is eventually passed that either eliminates or significantly alters the ACA, the new law will undoubtedly have an effect on the health care sector, one of the largest segments of the U.S. economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout our history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Pioneer Asset Management USA, Inc.
May 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 3

Portfolio Management Discussion | 5/31/17

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Trust's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Trust's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc., changed to Amundi Pioneer Asset Management, Inc., and the name of Pioneer Funds Distributor, Inc., changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments, your advisor, or the methods you use to communicate with us, as the investor contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com

After a late-year rally lifted the prices of most bank-loan investments in December 2016, prices settled into a more stable pattern for the remainder of the six-month period ended May 31, 2017. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust during the six-month period. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Trust.

Q    How did the Trust perform during the six-month period ended May 31, 2017?

A Pioneer Floating Rate Trust returned 3.48% at net asset value (NAV) and 4.30% at market price during the six-month period ended May 31, 2017, while the Trust's benchmark, the Standard & Poor's/Loan Syndications & Trading Association Leveraged Loan Index (the S&P/LSTA Index), returned 3.14%. Unlike the Trust, the S&P/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same six-month period, the average return (at market price) of the 34 closed end funds in Lipper's Loan Participation Funds category (which may or may not be leveraged), was 7.22%, and the average return (at NAV) of the 38 closed end funds in the same Lipper category was 4.30%. For the 12-month period ended May 31, 2017, the Trust returned 8.19% at NAV and 13.43% at market price, while

4 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 the Trust's linked benchmark returned 7.65% and the S&P/LSTA Index returned 7.49%. (See footnote on Page 12 for information about the Trust's linked benchmark).

     The shares of the Trust were selling at a 5.02% discount to net asset value on May 31, 2017. Comparatively, the shares of the Trust were selling at a 5.76% discount to net asset value on November 30, 2016, the end of the Trust's previous annual reporting period.

     The Trust's standard, 30-day SEC yield was 4.34% on May 31, 2017*.

Q How would you describe the investment environment for bank loans during the six-month period ended May 31, 2017?

A The six-month period began in the midst of a rally triggered by the November 2016 U.S. elections. The victory of Republican Donald J. Trump in the 2016 presidential election and the successful effort of Republicans
     (GOP) to retain control of both houses of Congress sparked gains in the credit sectors, including bank loans. Mr. Trump had campaigned on an economic platform of lower taxes, reduced regulations, and increased infrastructure spending. If enacted, those policies had the potential to spur an acceleration in economic growth, and the markets reacted accordingly, as investors bid-up the prices of bank loans and other credit-sensitive investments as 2016 drew to a close. In the first five months of 2017, however, market conditions settled down and prices stabilized. As a consequence, the returns of floating-rate bank loans tended to be defined principally by the current yield, or income, distributed by the loans to investors.

     Overall, the fundamentals of bank loans were solid during the six-month period. The U.S. economy continued to grow at a modest pace, while the job market continued to improve. In general, the credit-worthiness of loan-based investments strengthened in the expanding economy and loan default rates remained low. Investor demand for bank loans persisted, while the supply of new loans remained somewhat muted. With strong demand outstripping loan supply, prices appreciated, with 70% of existing loans trading above par (face) value. On the negative side, however, many existing bank loans were repriced into lower-yielding loans over the six-month period.

Q What factors affected the Trust's performance relative to the benchmark S&P/LSTA Index during the six-month period ended May 31, 2017?

A The Trust slightly outperformed the benchmark S&P/LSTA Leveraged Loan Index during the six-month period, with benchmark-relative performance aided by the use of leverage, or borrowed funds. The Trust's benchmark-relative performance was held back, however, by the portfolio's tilt in favor of higher-quality loans, as lower-quality loans rallied more

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 5 than higher-quality loans over the period. We maintained our preference for higher-quality loans in the Trust's portfolio because we continue to believe they can provide more reliable and consistent returns for risk-conscious investors over the longer term. On May 31, 2017, just 3.5% of the Trust's total investment portfolio was allocated to loans rated CCC or below. Meanwhile, the S&P/LSTA Leveraged Loan Index had a 6% allocation in CCC-rated loans. Similarly, the Trust's portfolio was slightly underweight in second-lien loans as compared with the benchmark.

     At the industry level, the Trust's exposure to health care loans helped benchmark-relative results during the period, as the portfolio was moderately overweight in that outperforming group. Good security selection within the Trust's allocation to information technology loans also supported benchmark-relative performance, despite the fact that the portfolio had a modest underweight to that outperforming sector. Conversely, the Trust's exposures to retailing and cosmetics, two weak-performing groups over the six-month period, detracted from absolute returns, even though the portfolio was heavily underweight in each of those sectors.

Q Which individual investments had notable effects, either positively or negatively, on the Trust's performance during the six-month period ended May 31, 2017?

A Individual portfolio holdings that contributed positively to the Trust's performance during the period included loans to Dixie Electric, Accudyne Industries, and Mill U.S. Acquisition. Dixie Electric provides electrical services to oil-field services operators and other industries, while Accudyne produces pumps, compressors, and other equipment for large scale industrial uses. Mill U.S. Acquisition, also known as CSM Bakery, supplies products to the baking industry. Other investments that helped the Trust's performance during the period included a position in loans to defense contractor IAP Worldwide, which went through a financial restructuring that resulted in the Trust's gaining a small equity position. Positions in two event-linked insurance bonds also supported the Trust's results, as did an investment in the high-yield bonds of Community Health, a rural hospital chain.

     Portfolio investments that were less successful for the Trust during the period included loans to Cengage Learning, a textbook publisher that felt the effects of softening of demand throughout the industry; Concordia Healthcare, a diversified pharmaceutical company that saw a weakening of demand both in the United States and the United Kingdom; and Altisource, a processing service provider to financial companies that was affected by the problems of one major client.

6 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

Q How did the level of leverage in the Trust change over the six-month period ended May 31, 2017?

A The Trust employs leverage through a revolving credit facility. (See Note 7 to the financial statements).

     At the end of the six-month period on May 31, 2017, 31.6% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 31.7% of the Trust's total managed assets financed by leverage at the start of the period on December 1, 2016. The absolute amount of funds borrowed by the Trust did not change during the period. The reduction in the percentage of leveraged funds was the result of appreciation in the values of the Trust's holdings.

Q Did the Trust invest in any derivative securities during the six-month period ended May 31, 2017? If so, did the investments have an effect on performance?

A Yes, during the period we took a small position in high-yield bond credit default swaps as a way to deploy cash in the Trust's portfolio, at par value, while waiting for the loan new-issue calendar to resurge. The swaps also gave the Trust some exposure to high-yield bonds. The investment did not have a material impact on performance.

Q What factors affected the Trust's distributions to shareowners during the six-month period ended May 31, 2017?

A The Trust's distributions remained stable during the period. Shareowners should be aware, however, that several factors could affect future distributions. As older loans with higher yields are repriced at lower spreads, newer loans in the Trust's portfolio may pay less current income to the Trust. (Loan spreads are the interest rates over and above the London Interbank Offered Rate - or LIBOR rate - charged to borrowers by banks.)

     Potentially offsetting these influences is the prospect that short-term interest rates will continue to increase due to tightening of monetary policy by the Federal Reserve System (the Fed), which has raised the Federal funds rate three times since December 2016. If there are more rate increases by the Fed over the next several months, the income paid by floating-rate loans may also start increasing, which could result in greater current income for the Trust, as rates could exceed the LIBOR floors in the portfolio.

Q    What is your investment outlook?

A We have a positive outlook for bank-loan investments. While U.S. gross domestic product (GDP) registered a disappointing 1.4% growth rate during the first quarter of this year, we believe the U.S. economy should

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 7 continue to strengthen, with GDP growing at a 2% (or better) annual pace for 2017. We also expect to see persistently strong investor demand for bank loans as the Fed continues to tighten monetary policy by raising the Federal funds rate.

     The past six months saw a wave of loan refinancings that we believe may signal a change in the dynamics of the loan market as well as in the types of gains that may be expected from loan investments. During the period, one- quarter of the loans S&P/LSTA Leveraged Loan Index were refinanced into new loans with lower spreads. The new loans, because of their lower interest rates, may prove less likely to appreciate in price. During 2016, half the returns from bank-loan investments came from price appreciation, with the other half coming from interest distributions. In the future, we believe a smaller percentage of bank-loan earnings may come from price appreciation, with interest income becoming the primary source of earnings.

     We continue to believe that bank loans can create solid opportunities for income-oriented investors. At period end, the credit-quality of the loan asset class was good, with loan default rates remaining well below historical averages. We think overall default rates should remain relatively low, although we anticipate there may be some defaults in the retail sector as online sellers continue to take business from traditional "brick-and-mortar" retailers.

     We continue to significantly overweight asset-intensive industries such as building materials and industrial equipment in the Trust's portfolio, while de-emphasizing loans to retailers and technology companies. Retailers continue to lose market share, while technology firms remain vulnerable to fast-moving industry changes.

     We believe our preference for holding higher-quality loans in asset-intensive industries positions the Trust well for the present environment, while rising short-term interest rates have the potential to increase the dividend** income generated by bank loans.

**   Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 13-44 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity, and heightened uncertainty. These conditions may continue, recur, worsen, or spread.

8 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

The Trust may invest in derivative securities, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Trust's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Trust. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities which may be less liquid or illiquid. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents and shareowner reports issued from time to time.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 9

Portfolio Summary | 5/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                                87.5%
Corporate Bonds & Notes                                                     4.2%
U.S. Government and Agency Obligations                                      3.4%
Repurchase Agreements                                                       2.1%
Treasury Bills                                                              1.1%
Exchange-Traded Funds                                                       1.1%
Collateralized Loan Obligations                                             0.4%
Common Stocks                                                               0.1%
Tax Exempt Obligation                                                       0.1%

* Includes investments in Insurance Linked Securities totaling 1.3% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

  1. U.S. Treasury Notes, 1.152%, 4/30/18                                                      2.00%
----------------------------------------------------------------------------------------------------
  2. Bright Horizons Family Solutions LLC (fka Bright Horizons Family Solutions, Inc.),
     Term B Loan, 3.295%, 11/7/23                                                              0.76
----------------------------------------------------------------------------------------------------
  3. U.S. Treasury Notes, 1.234%, 1/31/18                                                      0.75
----------------------------------------------------------------------------------------------------
  4. U.S. Treasury Notes, 1.13%, 10/31/17                                                      0.73
----------------------------------------------------------------------------------------------------
  5. McGraw-Hill Global Education Holdings LLC, First Lien Term B Loan, 5.045%, 5/4/22         0.66
----------------------------------------------------------------------------------------------------
  6. American Airlines, Inc., 2017 Replacement Term Loan, 3.044%, 6/27/20                      0.65
----------------------------------------------------------------------------------------------------
  7. Scientific Games International, Inc., Initial Term B-3 Loan, 5.062%, 10/1/21              0.63
----------------------------------------------------------------------------------------------------
  8. Jonah Energy LLC, Second Lien Initial Term Loan, 7.545%, 5/12/21                          0.57
----------------------------------------------------------------------------------------------------
  9. Altice US Finance I Corp., March 2017 Refinancing Term Loan, 3.283%, 7/28/25              0.56
----------------------------------------------------------------------------------------------------
 10. Nord Anglia Education Finance LLC, Initial Term Loan, 4.702%, 3/31/21                     0.56
----------------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

Prices and Distributions | 5/31/17

Market Value per Share^

--------------------------------------------------------------------------------
                                        5/31/17                11/30/16
--------------------------------------------------------------------------------
Market Value                             $11.92                  $11.78
--------------------------------------------------------------------------------
(Discount)                                (5.02)%                 (5.76)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        5/31/17                11/30/16
--------------------------------------------------------------------------------
Net Asset Value                          $12.55                  $12.50
--------------------------------------------------------------------------------

Distributions per Share: 12/1/16-5/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment        Short-Term          Long-Term
                           Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
                           $0.37                 $--                 $--
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        5/31/17                  11/30/16
--------------------------------------------------------------------------------
30-day SEC Yield                         4.34%                      4.12%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 11

Performance Update | 5/31/17

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Floating Rate Trust during the periods shown, compared with the value of the Bloomberg Barclays U.S. High Yield Loans Index, an unmanaged index which measures the performance of high-yield loans, and the S&P/LSTA Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was the Trust's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans, became the Trust's benchmark on October 1, 2016.

Average Annual Total Returns
(As of May 31, 2017)
--------------------------------------------------------------------------------
                                   Pioneer
                                   Floating      S&P/
                                   Rate          LSTA
              Net                  Trust         Lever-
              Asset                Linked        aged
              Value     Market     Bench-        Loan
Period        (NAV)     Price      mark***       Index
--------------------------------------------------------------------------------
10 Years      3.96%      3.20%     4.62%         4.51%
5 Years       6.34       5.17      4.91          4.73
1 Year        8.19      13.43      7.65          7.49
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Floating     Bloomberg Barclays U.S.    S&P/LSTA Leveraged
                    Rate Trust           High Yield Loans Index+    Loan Index
5/07                $10,000              $10,000                    $10,000
5/08                $ 8,237              $ 9,803                    $ 9,754
5/09                $ 5,557              $ 9,002                    $ 8,875
5/10                $ 8,671              $10,946                    $11,029
5/11                $10,856              $11,970                    $12,053
5/12                $10,648              $12,221                    $12,336
5/13                $12,267              $13,295                    $13,409
5/14                $11,810              $13,839                    $13,994
5/15                $11,827              $14,298                    $14,391
5/16                $12,077              $14,467                    $14,462
5/17                $13,699              $14,904                    $15,546

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. You cannot invest directly in an index.

*** The Bloomberg Barclays U.S. High Yield Loans Index (the Bloomberg Barclays Index) was the Trust's benchmark from inception through 9/30/16, when the Bloomberg Barclays Index ceased. As of 10/1/16, the Trust's benchmark is the S&P/LSTA Leveraged Loan Index (the S&P/LSTA Index). Both the Bloomberg Barclays Index and the S&P/LSTA Index provide, or provided, broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Ten-year, five-year, and one-year "linked" benchmark returns shown above represent the combination of the Bloomberg Barclays Index's returns from 6/1/07 through 9/30/16, and the S&P/LSTA Index's returns from 10/1/16 through 5/31/17.

+ Value of $10,000 investment figures for the Bloomberg Barclays U.S. High Yield Loans Index covers the period from May 2007 through September 30, 2016.

12 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

Schedule of Investments | 5/31/17 (unaudited)

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            SENIOR SECURED FLOATING RATE LOAN
                            INTERESTS -- 130.9% of Net Assets*(a)
                            AUTOMOBILES & COMPONENTS -- 5.5%
                            Auto Parts & Equipment -- 4.5%
       1,605,169            Allison Transmission, Inc., Term Loan B-3,
                            3.03%, 9/23/22                                                      $   1,622,526
       1,540,000            American Axle & Manufacturing, Inc., Tranche B Term
                            Loan, 3.28%, 4/6/24                                                     1,538,460
       2,358,000            BBB Industries US Holdings, Inc., First Lien Initial Term
                            Loan, 6.045%, 11/3/21                                                   2,386,709
       1,100,809            Cooper-Standard Automotive, Inc., Additional Term B-1
                            Loan, 3.397%, 11/2/23                                                   1,105,625
       1,489,607            Electrical Components International, Inc., Term Loan,
                            5.897%, 5/28/21                                                         1,501,710
       1,667,768            Federal-Mogul Corp., Tranche C Term Loan, 4.75%,
                            4/15/21                                                                 1,672,632
         400,000            Horizon Global Corp., 2017 Replacement Term Loan,
                            5.545%, 6/30/21                                                           404,000
         500,000            Innovative Xcessories & Services LLC, Term Loan,
                            5.75%, 11/29/22                                                           505,625
       1,335,149            TI Group Automotive Systems LLC, Initial US Term
                            Loan, 3.795%, 6/30/22                                                   1,345,162
       2,028,079            Tower Automotive Holdings USA LLC, Initial Term
                            Loan, 3.75%, 3/7/24                                                     2,031,460
                                                                                                -------------
                                                                                                $  14,113,909
-------------------------------------------------------------------------------------------------------------
                            Automobile Manufacturers -- 0.7%
         363,636            CH Hold Corp. (aka Caliber Collision), First Lien Initial
                            Term Loan, 4.045%, 2/1/24                                           $     366,666
         347,984            Inteva Products LLC, Term B Loan, 9.75%, 9/8/21                           349,942
         841,500            Octavius Corp. (Winnebago Industries), Tranche B Term
                            Loan, 5.572%, 11/8/23                                                     850,441
         466,667            Visteon Corp., Initial Term Loan, 3.334%, 3/24/24                         470,313
                                                                                                -------------
                                                                                                $   2,037,362
-------------------------------------------------------------------------------------------------------------
                            Tires & Rubber -- 0.3%
       1,000,000            Goodyear Tire & Rubber Co., Second Lien Term Loan,
                            3.0%, 4/30/19                                                       $   1,009,792
                                                                                                -------------
                            Total Automobiles & Components                                      $  17,161,063
-------------------------------------------------------------------------------------------------------------
                            BANKS -- 0.1%
                            Thrifts & Mortgage Finance -- 0.1%
         446,500            Ocwen Loan Servicing LLC, Restatement Effective Date
                            Term Loan, 6.0%, 12/7/20                                            $     445,384
                                                                                                -------------
                            Total Banks                                                         $     445,384
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 13

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 14.9%
                            Aerospace & Defense -- 5.3%
       1,823,822            Accudyne Industries Borrower SCA/Accudyne
                            Industries LLC, Refinancing Term Loan,
                            4.147%, 12/13/19                                                    $   1,819,034
       2,269,313(b)         ADS Tactical, Inc., Term Loan, 8.545%, 12/31/22                         2,269,313
       1,726,856            Allion Science and Technology Corp., First Lien Term
                            Loan, 5.545%, 8/19/21                                                   1,731,173
       1,339,606            DAE Aviation Holdings, Inc., Initial Term Loan,
                            4.79%, 7/7/22                                                           1,349,444
       1,361,777            DigitalGlobe, Inc., Term Loan, 3.795%, 1/15/24                          1,368,585
       1,318,365            DynCorp International, Inc., Term Loan B2,
                            7.75%, 7/7/20                                                           1,323,859
         533,560            Engility Corp. (fka TASC, Inc.), Term B2 Loan,
                            4.75%, 8/14/23                                                            538,007
         245,010            IAP Worldwide Services, Inc., First Lien Term Loan,
                            8.0%, 7/18/19                                                             240,110
         497,494            Transdigm, Inc., Tranche F Term Loan, 4.045%, 6/9/23                      499,048
       1,838,250            Turbocombustor Technology, Inc., Initial Term Loan,
                            5.647%, 12/2/20                                                         1,723,359
       1,475,068            Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial
                            Term Loan, 5.897%, 11/23/19                                             1,498,346
       1,783,050            WP CPP Holdings LLC, First Lien Term B-3 Loan,
                            4.539%, 12/28/19                                                        1,690,925
         334,900            WP CPP Holdings LLC, Second Lien Term B-1 Loan,
                            8.922%, 4/30/21                                                           307,271
                                                                                                -------------
                                                                                                 $ 16,358,474
-------------------------------------------------------------------------------------------------------------
                            Building Products -- 2.2%
       1,153,350            Armstrong World Industries, Inc., Term Loan B,
                            3.836%, 3/31/23                                                     $   1,159,117
       1,709,293            Builders FirstSource, Inc., Refinancing Term Loan,
                            4.069%, 2/29/24                                                         1,706,443
         306,968            NCI Building Systems, Inc., Tranche B Term Loan,
                            4.0%, 6/24/22                                                             308,273
       1,312,649            Quikrete Holdings, Inc., First Lien Initial Loan,
                            3.795%, 11/15/23                                                        1,318,665
       1,680,075            Summit Materials LLC, Restatement Effective Date Term
                            Loan, 3.795%, 7/18/22                                                   1,698,714
         750,000            Unifrax Holding Co., Initial Dollar Term Loan, 4.9%, 4/4/24               752,578
                                                                                                -------------
                                                                                                $   6,943,790
-------------------------------------------------------------------------------------------------------------
                            Construction Machinery & Heavy Trucks -- 1.9%
         810,000(c)         Clark Equipment Co. (aka Doosan Bobcat, Inc.),
                            Tranche B Term Loan, 5/18/24                                        $     816,455

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Construction Machinery & Heavy Trucks -- (continued)
       1,750,000            Commercial Vehicle Group, Inc., Term Loan B,
                            7.158%, 3/30/23                                                     $   1,763,125
       1,595,700            Navistar, Inc., Tranche B Term Loan, 5.0%, 8/7/20                       1,624,954
         836,676            Terex Corp., US Term Loan, 3.54%, 1/31/24                                 842,777
         940,385            Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
                            Loan, 4.033%, 3/3/23                                                      950,964
                                                                                                -------------
                                                                                                $   5,998,275
-------------------------------------------------------------------------------------------------------------
                            Electrical Components & Equipment -- 1.3%
       1,956,081            Pelican Products, Inc., First Lien Term Loan,
                            5.397%, 4/10/20                                                     $   1,959,749
         835,841            Southwire Company LLC, Initial Term Loan,
                            3.489%, 2/10/21                                                           841,064
       1,333,178            WireCo WorldGroup, Inc., First Lien Initial Term Loan B,
                            6.702%, 9/29/23                                                         1,347,343
                                                                                                -------------
                                                                                                $   4,148,156
-------------------------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- 2.2%
         897,424            AVSC Holding Corp., First Lien New Term Loan,
                            4.67%, 4/29/24                                                      $     897,424
         374,063            Culligan NewCo, Ltd., First Lien Tranche B-1 Term Loan,
                            5.0%, 12/13/23                                                            378,738
       1,268,999            DTI Holdco, Inc., Initial Term Loan, 6.421%, 10/2/23                    1,248,114
       1,235,255            Filtration Group Corp., First Lien Term Loan,
                            4.295%, 11/23/20                                                        1,246,707
         657,809            Gates Global LLC, Initial B-1 Dollar Term Loan,
                            4.408%, 4/1/24                                                            661,458
         500,000(c)         Hyster-Yale Materials Holding, Inc., Term Loan B, 5/22/23                 504,063
         922,531(c)         Milacron LLC, Term B Loan, 9/28/23                                        926,567
         848,250            ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
                            5.098%, 11/20/23                                                          858,747
                                                                                                -------------
                                                                                                $   6,721,818
-------------------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 1.8%
         188,575            Blount International, Inc., Initial Term Loan,
                            6.01%, 4/12/23                                                      $     191,757
         485,955            Columbus McKinnon Corp., Initial Term Loan,
                            4.147%, 1/31/24                                                           491,422
       1,156,843            Gardner Denver, Inc., Initial Dollar Term Loan,
                            4.568%, 7/30/20                                                         1,163,206
       1,955,100            Mueller Water Products, Inc., Initial Term Loan,
                            3.279%, 11/25/21                                                        1,976,280
       1,723,361            NN, Inc., Tranche B Term Loan, 5.295%, 10/19/22                         1,723,629
                                                                                                -------------
                                                                                                $   5,546,294
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 15

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Trading Companies & Distributors -- 0.2%
         466,990            WESCO Distribution, Inc., Tranche B-1 Loan,
                            3.778%, 12/12/19                                                    $     468,596
                                                                                                -------------
                            Total Capital Goods                                                 $  46,185,403
-------------------------------------------------------------------------------------------------------------
                            COMMERCIAL & PROFESSIONAL SERVICES -- 4.4%
                            Diversified Support Services -- 0.7%
         766,632            DH Publishing LP, Term B-5 Loan, 3.492%, 8/21/23                    $     769,330
         458,933            KAR Auction Services, Inc., Term Loan B4,
                            3.313%, 3/11/21                                                           462,855
         884,805            Ryan LLC, Tranche B Term Loan, 6.795%, 8/7/20                             882,040
                                                                                                -------------
                                                                                                $   2,114,225
-------------------------------------------------------------------------------------------------------------
                            Environmental & Facilities Services -- 2.1%
         892,237            Advanced Disposal Services, Inc. (fka ADS Waste
                            Holdings, Inc.), Additional Term Loan, 3.7%, 11/10/23               $     899,884
          68,004            Granite Acquisition, Inc., First Lien Term B Loan,
                            5.147%, 12/17/21                                                           68,307
         549,013            Infiltrator Water Technologies LLC, Term B-1 Loan,
                            4.647%, 5/27/22                                                           553,817
       1,467,625            Safway Group Holding LLC, Initial Term Loan,
                            5.76%, 8/21/23                                                          1,478,327
       1,078,323            Waste Industries USA, Inc., Term B Loan, 3.795%, 2/27/20                1,085,625
         574,806            Wastequip LLC, Term Loan, 5.545%, 8/9/19                                  577,201
       1,733,093            WCA Waste Systems, Inc., Initial Term Loan,
                            3.749%, 8/11/23                                                         1,740,405
                                                                                                -------------
                                                                                                $   6,403,566
-------------------------------------------------------------------------------------------------------------
                            Human Resource & Employment Services -- 0.2%
         524,584            On Assignment, Inc., Tranche B-2 Term Loan,
                            3.295%, 6/3/22                                                      $     529,283
-------------------------------------------------------------------------------------------------------------
                            Office Services & Supplies -- 0.2%
         645,133            West Corp., Refinanced Term B-12 Loan, 3.281%, 6/17/23              $     646,907
-------------------------------------------------------------------------------------------------------------
                            Security & Alarm Services -- 1.2%
         931,126            Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                            First Lien Initial Term Loan, 4.79%, 7/28/22                        $     936,945
       1,284,695(c)         GW Honos Security Corp. (Garda World Security Corp.),
                            Term Loan, 5/12/24                                                      1,289,780
       1,606,388            Prime Security Services Borrower LLC, First Lien 2016-2
                            Refinancing Term B-1 Loan, 4.294%, 5/2/22                               1,621,878
                                                                                                -------------
                                                                                                $   3,848,603
                                                                                                -------------
                            Total Commercial & Professional Services                            $  13,542,584
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 2.2%
                            Homefurnishing Retail -- 0.9%
       1,878,784            Serta Simmons Bedding LLC, First Lien Initial Term
                            Loan, 4.538%, 11/8/23                                               $   1,889,353
         950,000            Serta Simmons Bedding LLC, Second Lien Initial Term
                            Loan, 9.179%, 11/8/24                                                     963,656
                                                                                                -------------
                                                                                                $   2,853,009
-------------------------------------------------------------------------------------------------------------
                            Housewares & Specialties -- 0.9%
         754,015            Prestige Brands, Inc., Term B-4 Loan, 3.795%, 1/26/24               $     760,770
       2,040,707            Reynolds Group Holdings, Inc., Incremental US Term
                            Loan, 4.045%, 2/5/23                                                    2,053,149
                                                                                                -------------
                                                                                                $   2,813,919
-------------------------------------------------------------------------------------------------------------
                            Leisure Products -- 0.4%
       1,000,000            Bass Pro Group LLC, Initial Term Loan, 6.147%, 12/15/23             $     973,438
         327,383            Bombardier Recreational Products, Inc., Term B Loan,
                            4.0%, 6/30/23                                                             329,750
                                                                                                -------------
                                                                                                $   1,303,188
                                                                                                -------------
                            Total Consumer Durables & Apparel                                   $   6,970,116
-------------------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 10.0%
                            Casinos & Gaming -- 1.5%
         600,000            CityCenter Holdings LLC, Term B Loan, 3.499%, 4/18/24               $     603,250
         750,000            Eldorado Resorts, Inc., Term Loan, 3.243%, 4/17/24                        749,298
       2,764,689            Scientific Games International, Inc., Initial Term B-3
                            Loan, 5.062%, 10/1/21                                                   2,809,903
         480,738            Station Casinos LLC, Term B Facility Loan, 3.5%, 6/8/23                   483,553
                                                                                                -------------
                                                                                                $   4,646,004
-------------------------------------------------------------------------------------------------------------
                            Education Services -- 3.6%
       3,387,925            Bright Horizons Family Solutions LLC (fka Bright
                            Horizons Family Solutions, Inc.), Term B Loan,
                            3.295%, 11/7/23                                                     $   3,421,100
       1,827,207            Cengage Learning Acquisitions, Inc., 2016 Refinancing
                            Term Loan, 5.25%, 6/7/23                                                1,725,731
       1,723,838            KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan,
                            4.917%, 8/12/22                                                         1,735,151
       1,684,301            Laureate Education, Inc., Series 2024 Term Loan,
                            5.545%, 4/26/24                                                         1,692,460
       2,492,945            Nord Anglia Education Finance LLC, Initial Term Loan,
                            4.702%, 3/31/21                                                         2,500,735
                                                                                                -------------
                                                                                                $  11,075,177
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Hotels, Resorts & Cruise Lines -- 0.5%
         541,033            Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                            3.024%, 10/25/23                                                    $     545,133
       1,146,132            Sabre, Inc., 2017 Incremental Term Loan,
                            3.795%, 2/22/24                                                         1,158,166
                                                                                                -------------
                                                                                                $   1,703,299
-------------------------------------------------------------------------------------------------------------
                            Leisure Facilities -- 1.6%
         850,000            Cedar Fair LP, US Term B Loan, 3.295%, 4/13/24                      $     859,775
       1,822,083            Fitness International LLC, Term B Loan, 5.397%, 7/1/20                  1,848,655
         858,037            Life Time Fitness, Inc., 2017 Refinancing Term Loan,
                            4.045%, 6/10/22                                                           862,021
       1,286,450            Six Flags Theme Parks, Inc., Tranche B Term Loan,
                            3.291%, 6/30/22                                                         1,300,521
                                                                                                -------------
                                                                                                $   4,870,972
-------------------------------------------------------------------------------------------------------------
                            Restaurants -- 1.6%
       1,494,396            1011778 BC Unlimited Liability Co. (New Red
                            Finance, Inc.) (aka Burger King/Tim Hortons), Term B-3
                            Loan, 3.309%, 2/16/24                                               $   1,497,354
       1,322,932            Landry's, Inc. (fka Landry's Restaurants, Inc.), Term
                            Loan B, 3.745%, 10/4/23                                                 1,324,723
         250,000            NPC International, Inc., First Lien Initial Term Loan,
                            4.51%, 4/19/24                                                            252,188
       1,950,000            Red Lobster Management LLC, First Lien Initial Term
                            Loan, 6.295%, 7/28/21                                                   1,971,937
                                                                                                -------------
                                                                                                $   5,046,202
-------------------------------------------------------------------------------------------------------------
                            Specialized Consumer Services -- 1.2%
       2,000,000            Contellis Holdings LLC, First Lien Term B Loan,
                            6.155%, 4/21/24                                                     $   1,981,250
       1,396,750            Creative Artists Agency LLC, Refinancing Term Loan,
                            4.5%, 2/15/24                                                           1,413,554
         377,906            Weight Watchers International, Inc., Initial Tranche B-2
                            Term Loan, 4.343%, 4/2/20                                                 366,451
                                                                                                -------------
                                                                                                $   3,761,255
                                                                                                -------------
                            Total Consumer Services                                             $  31,102,909
-------------------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 4.2%
                            Asset Management & Custody Banks -- 0.5%
       1,487,436            Vistra Group, Ltd., USD Term Loan, 4.794%, 10/26/22                 $   1,468,843
-------------------------------------------------------------------------------------------------------------
                            Consumer Finance -- 0.4%
       1,358,021            Trans Union LLC, Term B-2 Loan, 3.545%, 4/9/23                      $   1,373,299
-------------------------------------------------------------------------------------------------------------
                            Diversified Capital Markets -- 0.3%
         500,000            Freedom Mortgage Corp., Initial Term Loan,
                            6.862%, 2/23/22                                                     $     507,812

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Diversified Capital Markets -- (continued)
         342,128            Outfront Media Capital LLC (Outfront Media Capital
                            Corp.), Term Loan, 3.251%, 3/18/24                                  $     344,872
                                                                                                -------------
                                                                                                $     852,684
-------------------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 0.7%
       1,176,692            Duff & Phelps Corp., Initial Term Loan, 4.897%, 4/23/20             $   1,187,724
         633,706            Guggenheim Partners Investment Management
                            Holdings LLC, Term B Loan, 3.779%, 7/21/23                                639,350
         500,000            LPL Holdings, Inc., Initial Term Loan, 3.765%, 3/11/24                    503,359
                                                                                                -------------
                                                                                                $   2,330,433
-------------------------------------------------------------------------------------------------------------
                            Other Diversified Financial Services -- 1.4%
       1,083,375            AWAS Finance Luxembourg 2012 SA, Term Loan,
                            3.91%, 7/16/18                                                      $   1,086,761
         324,373            Delos Finance S.a.r.l., Term Loan, 3.397%, 10/6/23                        327,887
         746,290            Fly Funding II S.a.r.l., Term Loan, 3.29%, 2/9/23                         747,378
       1,973,125            Livingston International, Inc., First Lien Initial Term B-1
                            Loan, 5.5%, 4/18/19                                                     1,945,994
         300,000            Summit Midstream Partners Holdings LLC, Term Loan
                            Credit Facility, 7.045%, 5/13/22                                          306,000
                                                                                                -------------
                                                                                                $   4,414,020
-------------------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.9%
       1,226,812            DBRS, Ltd., Initial Term Loan, 6.452%, 3/4/22                       $   1,193,075
       1,500,000            MHVC Acquisition Corp., First Lien Initial Term Loan,
                            6.3%, 4/29/24                                                           1,511,250
                                                                                                -------------
                                                                                                $   2,704,325
                                                                                                -------------
                            Total Diversified Financials                                        $  13,143,604
-------------------------------------------------------------------------------------------------------------
                            ENERGY -- 3.8%
                            Oil & Gas Drilling -- 1.1%
       1,000,000            Gavilan Resources LLC, Second Lien Initial Term
                            Loan, 7.0%, 3/1/24                                                  $     995,300
       2,600,000            Jonah Energy LLC, Second Lien Initial Term Loan,
                            7.545%, 5/12/21                                                         2,554,500
                                                                                                -------------
                                                                                                $   3,549,800
-------------------------------------------------------------------------------------------------------------
                            Oil & Gas Equipment & Services -- 0.4%
       1,634,585            FR Dixie Acquisition Corp., Term Loan, 5.952%, 12/18/20             $   1,201,420
-------------------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.8%
       1,000,000            California Resources Corp., Term Loan,
                            11.375%, 12/31/21                                                   $   1,108,750
       1,000,000            Chesapeake Energy Corp., Term Loan Class A,
                            8.686%, 8/23/21                                                         1,082,917
         250,000            MEG Energy Corp., Initial Term Loan, 4.601%, 12/31/23                     249,883
                                                                                                -------------
                                                                                                $   2,441,550
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 19

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 0.5%
         894,011            Pilot Travel Centers LLC, Initial Tranche B Term Loan,
                            3.045%, 5/25/23                                                     $     902,728
         562,890            Western Refining, Inc., Term Loan 2013, 7.25%, 11/12/20                   563,946
                                                                                                -------------
                                                                                                $   1,466,674
-------------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 1.0%
       1,000,000            Energy Transfer Equity LP, Term Loan, 3.745%, 2/2/24                $   1,001,250
       2,100,961            Gulf Finance LLC, Tranche B Term Loan, 6.3%, 8/25/23                    2,027,427
                                                                                                -------------
                                                                                                $   3,028,677
                                                                                                -------------
                            Total Energy                                                        $  11,688,121
-------------------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 1.8%
                            Food Distributors -- 1.2%
         894,505            CTI Foods Holding Co., LLC, First Lien Term Loan,
                            4.65%, 6/29/20                                                      $     867,670
       1,000,000            CTI Foods Holding Co., LLC, Second Lien Term Loan,
                            8.4%, 6/28/21                                                             855,000
       2,053,879            Mill US Acquisition, First Lien Term Loan, 5.15%, 7/3/20                1,933,214
                                                                                                -------------
                                                                                                $   3,655,884
-------------------------------------------------------------------------------------------------------------
                            Food Retail -- 0.6%
       1,385,902            Albertson's LLC, 2016-1 Term B-6 Loan, 4.45%, 6/22/23               $   1,394,460
         488,794            Packers Holdings LLC, Term Loan, 4.805%, 12/2/21                          493,682
                                                                                                -------------
                                                                                                $   1,888,142
                                                                                                -------------
                            Total Food & Staples Retailing                                      $   5,544,026
-------------------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 4.2%
                            Packaged Foods & Meats -- 4.2%
         246,941            AdvancePierre Foods, Inc., Term Loan, 6.0%, 6/2/23                  $     247,507
       1,641,750            Amplify Snack Brands, Inc., Term Loan, 6.5%, 9/2/23                     1,632,174
       1,000,000            Del Monte Foods, Inc., Second Lien Initial Term Loan,
                            8.26%, 8/18/21                                                            695,000
       1,236,551            Dole Food Co., Inc., Tranche B Term Loan, 4.116%, 4/6/24                1,243,285
       1,492,500            Give and Go Prepared Foods Corp., First Lien Term Loan,
                            6.647%, 7/29/23                                                         1,504,937
       1,697,013            Hearthside Group Holdings LLC, 2017 Replacement Term
                            Loan, 4.045%, 6/2/21                                                    1,712,569
         990,000            JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                            3.495%, 10/30/22                                                          978,244
       1,940,937            Pinnacle Foods Finance LLC, Initial Term Loan,
                            2.995%, 2/2/24                                                          1,953,073
       1,500,000            Post Holdings, Inc., Series A Incremental Term Loan,
                            3.448%, 5/24/24                                                         1,509,910
       1,462,500            Shearer's Foods LLC, First Lien Term Loan,
                            5.084%, 6/30/21                                                         1,460,976
                                                                                                -------------
                            Total Food, Beverage & Tobacco                                      $  12,937,675
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 13.9%
                            Health Care Equipment -- 0.4%
       1,250,000            Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B
                            Loan, 3.545%, 10/25/23                                              $   1,268,750
-------------------------------------------------------------------------------------------------------------
                            Health Care Facilities -- 3.8%
         419,688            Acadia Healthcare Co., Inc., Tranche B-2 Term Loan,
                            3.745%, 2/16/23                                                     $     424,252
         794,000            ATI Holdings Acquisition, Inc., First Lien Initial Term
                            Loan, 5.65%, 5/10/23                                                      803,760
         253,548            CHS/Community Health Systems, Inc., Incremental
                            2019 Term G Loan, 3.75%, 12/31/19                                         254,004
         966,524            CHS/Community Health Systems, Inc., Incremental
                            2021 Term H Loan, 4.0%, 1/27/21                                           967,736
       1,391,252            Iasis Healthcare LLC, Term B-3 Loan, 5.25%, 2/17/21                     1,403,861
       1,972,993            Kindred Healthcare, Inc., Incremental Term Loan,
                            4.688%, 4/9/21                                                          1,984,914
       1,985,000            Prospect Medical Holdings, Inc., Term Loan,
                            7.063%, 6/30/22                                                         2,020,928
       1,047,602            Quorum Health Corp., Term Loan, 7.795%, 4/29/22                         1,048,912
                            Select Medical Corp., Tranche B Term Loan, 4.65%, 3/6/24                1,424,465
       1,410,652
       1,319,779            Vizient, Inc., Term B-3 Loan, 4.545%, 2/13/23                           1,338,477
                                                                                                -------------
                                                                                                $  11,671,309
-------------------------------------------------------------------------------------------------------------
                            Health Care Services -- 6.6%
         972,500            Aegis Toxicology Sciences Corp., First Lien Initial Term
                            Loan, 5.657%, 2/24/21                                               $     969,259
       1,101,457            Alliance Healthcare Services, Inc., Initial Term Loan,
                            4.267%, 6/3/19                                                          1,102,145
         263,611            Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC),
                            Term Loan, 6.647%, 8/4/21                                                 265,423
         591,979(d)         Bioscrip, Inc., Initial Term B Loan, 9.25% (2.75% PIK
                            6.5% cash), 7/31/20                                                       585,319
         355,187(d)         Bioscrip, Inc., Term Loan, 9.25% (2.75% PIK 6.5%
                            cash), 7/31/20                                                            351,191
       1,452,682(d)         CCS Medical, Inc., Second Lien Term Loan, 17.0%
                            (13.0% PIK 4.0% cash), 5/1/18                                              21,790
         864,537            DaVita HealthCare Partners, Inc., Term Loan B2,
                            3.795%, 6/24/21                                                           872,719
       1,622,152            Envision Healthcare Corp. (fka Emergency Medical
                            Services Corp.), Initial Term Loan, 4.15%, 12/1/23                      1,641,162
         895,506            ExamWorks Group, Inc. (fka Gold Merger Co., Inc.),
                            Term B-1 Loan, 4.294%, 7/27/23                                            903,622
       1,458,750            Genex Holdings, Inc., First Lien Term B Loan,
                            5.295%, 5/28/21                                                         1,456,015
       1,293,500            Genoa Healthcare Co., LLC, First Lien Initial Term
                            Loan, 4.897%, 10/30/23                                                  1,301,423

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 21

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Health Care Services -- (continued)
         100,000            Genoa Healthcare Co., LLC, Second Lien Initial Term
                            Loan, 9.147%, 10/28/24                                              $     101,167
         735,088            Global Healthcare Exchange LLC, Initial Term Loan,
                            5.295%, 8/15/22                                                           746,115
       1,479,968            HC Group Holdings III, Inc., First Lien Initial Term Loan,
                            6.045%, 4/7/22                                                          1,467,019
         897,750            Inventiv Group Holdings, Inc., Initial Term Loan,
                            4.952%, 11/9/23                                                           903,761
       1,110,443            Jaguar Holding Co. I (aka Pharmaceutical Product
                            Development, Inc.), Term Loan, 3.794%, 8/18/22                          1,113,757
         491,460            MPH Acquisition Holdings LLC, Initial Term Loan,
                            4.897%, 6/7/23                                                            494,531
       1,234,325            National Mentor Holdings, Inc., Tranche B Term Loan,
                            4.147%, 1/31/21                                                         1,240,112
         349,333            National Surgical Hospitals, Inc., Term Loan,
                            4.545%, 6/1/22                                                            350,861
       1,315,561            nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                            Term B-2 Loan, 5.545%, 10/20/22                                         1,321,865
         930,677            NVA Holdings, Inc., First Lien Term B-2 Loan,
                            4.647%, 8/14/21                                                           941,147
         500,000            Team Health Holdings, Inc., Initial Term Loan,
                            3.795%, 2/6/24                                                            499,125
       1,774,423            US Renal Care, Inc., First Lien Initial Term Loan,
                            5.397%, 12/30/22                                                        1,736,051
                                                                                                -------------
                                                                                                $  20,385,579
-------------------------------------------------------------------------------------------------------------
                            Health Care Supplies -- 1.7%
       1,135,511            Alere, Inc., Term Loan B, 4.3%, 6/20/22                             $   1,140,213
       1,229,206            Greatbatch, Ltd., New Term B Loan, 4.51%, 10/27/22                      1,239,808
         559,300            Halyard Health, Inc., Term Loan, 3.795%, 11/1/21                          566,991
         675,000            Kinetic Concepts, Inc., Dollar Term Loan, 4.397%, 2/2/24                  669,797
       1,817,375            Sterigenics-Nordion Holdings LLC, Incremental Term
                            Loan, 4.15%, 5/15/22                                                    1,810,559
                                                                                                -------------
                                                                                                $   5,427,368
-------------------------------------------------------------------------------------------------------------
                            Health Care Technology -- 1.2%
       1,586,158            Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                            Closing Date Term Loan, 3/1/24                                      $   1,593,097
       1,125,775(b)         Medical Card System, Inc., Term Loan, 1.5%, 5/31/19                       731,754
         712,219            MJ Acquisition Corp., Term Loan, 4.061%, 6/1/22                           716,439
         648,375            Press Ganey Holdings, Inc., Initial Term Loan,
                            4.295%, 10/23/23                                                          650,604
                                                                                                -------------
                                                                                                $   3,691,894
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Managed Health Care -- 0.2%
         349,456(e)         MMM Holdings, Inc., MMM Term Loan, 10.25%, 6/30/19                  $     342,466
         254,053(e)         MSO of Puerto Rico, Inc., Term Loan, 10.25%, 6/30/19                      248,972
                                                                                                -------------
                                                                                                $     591,438
                                                                                                -------------
                            Total Health Care Equipment & Services                              $  43,036,338
-------------------------------------------------------------------------------------------------------------
                            HOUSEHOLD & PERSONAL PRODUCTS -- 2.4%
                            Household Products -- 1.3%
         945,000            Redbox Automated Retail LLC, First Lien Term B Loan,
                            8.545%, 9/27/21                                                     $     949,725
         965,802            Spectrum Brands, Inc., 2017 Refinanced USD Term
                            Loan, 3.174%, 6/23/22                                                     972,986
          73,211            Wash Multifamily Parent, Inc., First Lien Initial Canadian
                            Term Loan, 4.295%, 5/16/22                                                 73,211
         418,038            Wash Multifamily Parent, Inc., First Lien Initial US Term
                            Loan, 4.25%, 5/16/22                                                      418,038
       1,500,000            WKI Holding Co., Inc., Initial Term Loan, 5.17%, 5/1/24                 1,522,500
                                                                                                -------------
                                                                                                $   3,936,460
-------------------------------------------------------------------------------------------------------------
                            Personal Products -- 1.1%
         498,727            Atrium Innovations, Inc., First Lien Initial Tranche B-1
                            Term Loan, 4.647%, 2/15/21                                          $     502,468
       1,484,326            Nature's Bounty Co. (aka NBTY, Inc.), Dollar Term B-1
                            Loan, 4.647%, 5/5/23                                                    1,486,367
       1,539,437            Revlon Consumer Products Corp., Initial Term Loan B,
                            4.544%, 9/7/23                                                          1,474,973
                                                                                                -------------
                                                                                                $   3,463,808
                                                                                                -------------
                            Total Household & Personal Products                                 $   7,400,268
-------------------------------------------------------------------------------------------------------------
                            INSURANCE -- 2.7%
                            Insurance Brokers -- 0.3%
         977,561            NFP Corp., Term B Loan, 4.647%, 1/8/24                              $     986,359
-------------------------------------------------------------------------------------------------------------
                            Life & Health Insurance -- 0.5%
       1,629,845            Integro, Ltd., Initial Term Loan, 6.75%, 10/31/22                   $   1,637,994
-------------------------------------------------------------------------------------------------------------
                            Multi-Line Insurance -- 0.2%
         657,493            Alliant Holdings I LLC, Term Loan B, 4.417%, 8/12/22                $     660,548
-------------------------------------------------------------------------------------------------------------
                            Property & Casualty Insurance -- 1.7%
         850,000            Acrisure LLC, First Lien Term B Loan, 6.147%, 11/22/23              $     859,430
         500,000            Confie Seguros Holding II Co., Second Lien Term Loan,
                            11.0%, 5/8/19                                                             496,875

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 23

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Property & Casualty Insurance -- (continued)
       2,397,372            Confie Seguros Holding II Co., Term B Loan,
                            6.545%, 4/19/22                                                     $   2,376,395
       1,400,000(c)         USI, Inc. (fka Compass Investors, Inc.), Initial Term
                            Loan, 5/16/24                                                           1,397,900
                                                                                                -------------
                                                                                                $   5,130,600
                                                                                                -------------
                            Total Insurance                                                     $   8,415,501
-------------------------------------------------------------------------------------------------------------
                            MATERIALS -- 15.4%
                            Commodity Chemicals -- 0.4%
       1,340,571            Tronox Pigments (Netherlands) BV, Closing Date Term
                            Loan, 4.647%, 3/19/20                                               $   1,352,555
-------------------------------------------------------------------------------------------------------------
                            Construction Materials -- 1.6%
       1,003,688            84 Lumber Co., Initial Term Loan, 6.779%, 10/25/23                  $   1,017,802
       1,244,997            American Bath Group LLC, First Lien Replacement Term
                            Loan, 6.397%, 9/30/23                                                   1,262,116
         500,000            American Builders & Contractors Supply Co., Inc.,
                            Additional Term B-1 Loan, 3.545%, 10/31/23                                503,195
         500,000            Associated Asphalt Partners LLC, Tranche B Term Loan,
                            6.295%, 4/5/24                                                            505,938
         230,169            CeramTec Service GmbH (CeramTec Acquisition Corp.),
                            Dollar Term B-3 Loan, 3.952%, 8/30/20                                     232,686
         756,393            CeramTec Service GmbH (CeramTec Acquisition Corp.),
                            Initial Dollar Term B-1 Loan, 3.952%, 8/30/20                             764,666
          91,012            CeramTec Service GmbH (CeramTec Acquisition Corp.),
                            Initial Dollar Term B-2 Loan, 3.952%, 8/30/20                              92,007
         585,000            Penn Engineering & Manufacturing Corp., Incremental
                            Tranche B Term Loan, 4.033%, 8/27/21                                      588,656
                                                                                                -------------
                                                                                                $   4,967,066
-------------------------------------------------------------------------------------------------------------
                            Diversified Chemicals -- 3.7%
         823,723            Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                            Tranche B-2 Term Loan, 4.406%, 9/13/23                              $     825,783
         620,584            Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                            Tranche B-3 Term Loan, 4.406%, 9/13/23                                    622,135
       1,266,246            Axalta Coating Systems Dutch Holding B BV & Axalta
                            Coating Systems US Holdings, Inc., Term B-1 Dollar
                            Loan, 3.647%, 2/1/23                                                    1,276,614
       1,266,246(c)         Axalta Coating Systems Dutch Holding B BV,
                            Incremental Term Loan, 6/21/24                                          1,274,002
       1,220,846            Azelis Finance SA (Azelis US Holdings, Inc.), First Lien
                            Dollar Term Loan, 5.397%, 12/16/22                                      1,233,564
       1,687,271            Nexeo Solutions LLC, Term B Loan, 4.871%, 6/9/23                        1,709,680

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Diversified Chemicals -- (continued)
         569,112            Orion Engineered Carbons GmbH (OEC Finance US
                            LLC), Initial Dollar Term Loan, 3.65%, 7/25/21                      $     571,957
         609,878            Plaskolite LLC, First Lien Term Loan, 5.147%, 11/3/22                     614,453
         179,310            Royal Holdings, Inc., Second Lien Initial Term Loan,
                            8.647%, 6/19/23                                                           179,759
       1,485,698            Tata Chemicals North America, Term Loan,
                            3.938%, 8/7/20                                                          1,492,198
       1,807,532            Univar USA, Inc., Term B-2 Loan, 3.795%, 7/1/22                         1,816,344
                                                                                                -------------
                                                                                                $  11,616,489
-------------------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 1.4%
       1,741,250            Global Brass and Copper, Inc., Initial Term Loan,
                            5.313%, 7/18/23                                                     $   1,765,149
         970,000            Hi-Crush Partners LP, Advance, 4.897%, 4/28/21                            949,387
         500,000            Oxbow Carbon LLC (Oxbow Calcining LLC), Tranche B
                            Term Loan, 4.545%, 1/17/20                                                506,250
         990,413            US Silica Co., Term Loan, 4.188%, 7/23/20                                 991,651
                                                                                                -------------
                                                                                                $   4,212,437
-------------------------------------------------------------------------------------------------------------
                            Fertilizers & Agricultural Chemicals -- 0.6%
       1,719,375            Methanol Holdings (Trinidad), Ltd. (Methanol Holdings
                            (Delaware) LLC), Initial Term Loan, 4.545%, 6/30/22                 $   1,720,988
-------------------------------------------------------------------------------------------------------------
                            Forest Products -- 0.3%
       1,019,875            Expera Specialty Solutions LLC, Term Loan B,
                            5.795%, 11/3/23                                                     $   1,026,886
-------------------------------------------------------------------------------------------------------------
                            Metal & Glass Containers -- 2.3%
       1,250,000            Albea Beauty Holdings SA, Facility B, 4.756%, 4/22/24               $   1,253,125
       1,065,396            Berry Global Group, Inc. (fka Berry Plastics Corp.),
                            Term I Loan, 3.281%, 10/1/22                                            1,074,519
         959,006            BWay Holding Co., Initial Term Loan, 4.245%, 4/3/24                       958,492
         166,235            Kleopatra Holdings 2 SCA, Initial German Borrower
                            Dollar Term Loan, 4.397%, 4/28/20                                         167,690
         388,991            Kleopatra Holdings 2 SCA, Initial US Dollar Term Loan,
                            4.397%, 4/28/20                                                           392,395
       1,359,335            Tank Holding Corp., Initial Term Loan, 5.25%, 3/16/22                   1,365,846
       1,915,875            Tekni-Plex, Inc., USD Term Loan, 4.545%, 6/1/22                         1,921,623
                                                                                                -------------
                                                                                                $   7,133,690
-------------------------------------------------------------------------------------------------------------
                            Paper Packaging -- 0.9%
       1,530,839            Caraustar Industries, Inc., Refinancing Term Loan,
                            6.647%, 3/14/22                                                     $   1,540,886
       1,165,500            Onex Wizard Acquisition Co. I S.a.r.l. (aka SIG
                            Combibloc Group), Term Loan, 4.045%, 3/11/22                            1,174,241
                                                                                                -------------
                                                                                                $   2,715,127
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 25

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Paper Products -- 0.8%
         781,934            Appvion, Inc., Term Commitment, 7.75%, 6/28/19                      $     763,363
         944,017            Exopack Holdings SA, USD Term Loan, 4.647%, 5/8/19                        938,264
         311,111            Ranpak Corp., Second Lien Initial Term Loan,
                            8.25%, 10/3/22                                                            309,556
         570,495            Ranpak Corp., Tranche B-1 USD Term Loan,
                            4.295%, 10/1/21                                                           572,634
                                                                                                -------------
                                                                                                $   2,583,817
-------------------------------------------------------------------------------------------------------------
                            Specialty Chemicals -- 1.8%
       1,465,677            Ferro Corp., US Dollar Term Loan, 3.536%, 2/14/24                   $   1,477,890
          39,910            Huntsman International LLC, 2015 Extended Term B
                            Dollar Loan, 4.045%, 4/19/19                                               40,159
       1,175,739            MacDermid, Inc. (Platform Specialty Products Corp.),
                            Tranche B-6 Term Loan, 4.045%, 6/7/23                                   1,185,292
       1,588,000            Omnova Solutions, Inc., Term B-2 Loan, 5.295%, 8/25/23                  1,603,880
       1,355,355            PQ Corp., First Amendment Tranche B-1 Term Loan,
                            5.295%, 11/4/22                                                         1,371,580
                                                                                                -------------
                                                                                                $   5,678,801
-------------------------------------------------------------------------------------------------------------
                            Steel -- 1.6%
       1,975,283            Atkore International, Inc., First Lien Initial Incremental
                            Term Loan, 4.15%, 12/22/23                                          $   1,995,447
         894,775            TMS International Corp., Term B Loan, 4.672%, 10/16/20                    904,841
       1,963,703            Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                            Term Loan, 4.656%, 6/14/21                                              1,989,477
                                                                                                -------------
                                                                                                $   4,889,765
                                                                                                -------------
                            Total Materials                                                     $  47,897,621
-------------------------------------------------------------------------------------------------------------
                            MEDIA -- 11.3%
                            Advertising -- 1.0%
       1,194,000            CB Poly Investments LLC, First Lien Closing Date Term
                            Loan, 6.295%, 8/16/23                                               $   1,194,000
         611,200            Checkout Holding Corp., First Lien Term B Loan,
                            4.545%, 4/9/21                                                            540,912
       1,962,875            Crossmark Holdings, Inc., First Lien Term Loan,
                            4.647%, 12/20/19                                                        1,436,579
                                                                                                -------------
                                                                                                $   3,171,491
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Broadcasting -- 4.2%
         764,106            A-L Parent LLC (aka Learfield Communications), First
                            Lien Initial Term Loan, 4.3%, 12/1/23                               $     774,134
       1,054,245            Beasley Mezzanine Holdings LLC, Initial Term Loan,
                            7.0%, 11/1/23                                                           1,069,840
         195,000(c)         CBS Radio, Inc., Term B-1 Loan, 10/17/23                                  196,503
         500,000            CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                            March 2017 Refinancing Term Loan, 3.249%, 7/17/25                         500,390
         377,943            Entercom Radio LLC, Term B Loan, 4.55%, 11/1/23                           380,400
         531,420            Gray Television, Inc., Term B-2 Loan, 3.495%, 2/7/24                      536,801
         727,153            Hubbard Radio LLC, Term Loan, 4.3%, 5/27/22                               730,334
       1,848,000            MCC Iowa LLC, Tranche H Term Loan, 3.45%, 1/29/21                       1,861,860
       2,632,500            MediArena Acquisition BV (fka AP NMT Acquisition BV),
                            First Lien Dollar Term B Loan, 6.898%, 8/13/21                          2,346,216
       1,982,630            Sinclair Television Group, Inc., Tranche B Term Loan,
                            3.3%, 1/3/24                                                            1,988,197
         488,842            Townsquare Media, Inc., Additional Term B Loan,
                            4.045%, 4/1/22                                                            491,795
       2,116,710            Univision Communications, Inc., 2017 Replacement
                            Repriced First Lien Term Loan, 3.795%, 3/15/24                          2,102,158
                                                                                                -------------
                                                                                                $  12,978,628
-------------------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 1.8%
         350,000            Cable One, Inc., Incremental Term B-1 Loan,
                            3.43%, 5/1/24                                                       $     353,063
       1,968,313            Charter Communications Operating LLC (aka CCO
                            Safari LLC), Term F-1 Loan, 3.05%, 1/3/21                               1,981,980
         425,000            Telenet Financing USD LLC, Term Loan AI Facility,
                            3.739%, 6/30/25                                                           427,302
       1,075,000            UPC Financing Partnership , Facility AP, 3.739%, 4/15/25                1,081,047
       1,117,713            Virgin Media Bristol LLC, Facility I, 3.739%, 1/31/25                   1,123,768
         721,375            WideOpenWest Finance LLC, New Term B Loan,
                            4.701%, 8/18/23                                                           726,425
                                                                                                -------------
                                                                                                $   5,693,585
-------------------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 2.2%
       1,140,540            AMC Entertainment, Inc., Initial Term Loan,
                            3.249%, 12/15/22                                                    $   1,148,262
       1,233,102            CDS US Intermediate Holdings, Inc. (Cirque Du Soleil
                            Canada, Inc.), First Lien Initial Term Loan,
                            5.147%, 7/8/22                                                          1,247,128
       1,000,000            CDS US Intermediate Holdings, Inc. (Cirque Du Soleil
                            Canada, Inc.), Second Lien Initial Term Loan,
                            9.397%, 7/10/23                                                         1,002,500

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 27

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- (continued)
         411,765            Kasima LLC, Term Loan, 3.65%, 5/17/21                               $     415,025
         476,818            Live Nation Entertainment, Inc., Term B-2 Loan,
                            3.563%, 10/31/23                                                          480,466
       1,058,750            Seminole Hard Rock Entertainment, Inc., Term Loan,
                            3.897%, 5/14/20                                                         1,064,485
       1,275,132            WMG Acquisition Corp., Tranche D Term Loan,
                            3.51%, 11/1/23                                                          1,278,918
                                                                                                -------------
                                                                                                $   6,636,784
-------------------------------------------------------------------------------------------------------------
                            Publishing -- 2.1%
         861,424            Houghton Mifflin Holdings, Inc., Term Loan,
                            4.044%, 5/28/21                                                     $     816,917
          89,656            Lee Enterprises, Inc., First Lien Term Loan,
                            7.295%, 3/31/19                                                            90,104
       2,977,500            McGraw-Hill Global Education Holdings LLC, First Lien
                            Term B Loan, 5.045%, 5/4/22                                             2,949,214
         746,720            Quincy Newspapers, Inc., Term Loan B, 7.0%, 11/2/22                       754,654
       1,244,224            Springer SBM Two GmbH, Initial Term B9 Loan,
                            4.622%, 8/14/20                                                         1,249,861
         600,000            Trader Corp., First Lien 2017 Refinancing Term Loan,
                            4.29%, 9/28/23                                                            602,250
                                                                                                -------------
                                                                                                $   6,463,000
                                                                                                -------------
                            Total Media                                                         $  34,943,488
-------------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                            SCIENCES -- 3.1%
                            Biotechnology -- 0.4%
         900,154            Alkermes, Inc., 2021 Term Loan, 3.75%, 9/25/21                      $     905,780
         450,000            Lantheus Medical Imaging, Inc., Initial Term Loan,
                            5.545%, 6/30/22                                                           452,719
                                                                                                -------------
                                                                                                $   1,358,499
-------------------------------------------------------------------------------------------------------------
                            Life Sciences Tools & Services -- 0.8%
       1,970,000            Albany Molecular Research, Inc., Term Loan B,
                            5.906%, 7/16/21                                                     $   1,985,596
         433,308            Catalent Pharma Solutions, Inc. (fka Cardinal Health
                            409, Inc.), Dollar Term Loan, 3.795%, 5/20/21                             438,679
                                                                                                -------------
                                                                                                $   2,424,275
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 1.9%
         435,434            Concordia Healthcare Corp., Initial Dollar Term Loan,
                            5.279%, 10/21/21                                                    $     318,567
       1,610,000            Endo Luxembourg Finance Company I S.a.r.l., Initial
                            Term Loan, 5.313%, 4/29/24                                              1,630,629
         900,000            Horizon Pharma, Inc., Term Loan B, 4.75%, 3/22/24                         903,094
         609,794            Mallinckrodt International Finance SA, 2017 Term B
                            Loan, 3.897%, 9/24/24                                                     610,442
       1,045,438            Patheon Holdings I BV (fka DPX Holdings BV),
                            Tranche B Dollar Term Loan, 4.406%, 4/22/24                             1,050,556
       1,188,691            Valeant Pharmaceuticals International, Inc., Series F
                            Tranche B Term Loan, 5.75%, 4/1/22                                      1,209,413
                                                                                                -------------
                                                                                                $   5,722,701
                                                                                                -------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences                $   9,505,475
-------------------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 2.7%
                            Diversified REIT -- 0.2%
         447,753            ESH Hospitality, Inc., Repriced Term Loan,
                            3.545%, 8/30/23                                                     $     451,231
-------------------------------------------------------------------------------------------------------------
                            Hotel & Resort REIT -- 0.4%
       1,351,350            MGM Growth Properties Operating Partnership LP,
                            Term B Loan, 3.295%, 4/25/23                                        $   1,360,640
-------------------------------------------------------------------------------------------------------------
                            Real Estate Services -- 0.8%
       1,464,493            Altisource Solutions S.a.r.l, Term Loan B, 4.5%, 12/9/20            $   1,237,497
       1,178,359            GCA Services Group, Inc., Term Loan, 5.75%, 3/1/23                      1,190,879
                                                                                                -------------
                                                                                                $   2,428,376
-------------------------------------------------------------------------------------------------------------
                            Retail REITs -- 0.7%
       1,992,458            DTZ US Borrower LLC, First Lien Initial Term Loan,
                            4.25%, 11/4/21                                                      $   2,002,670
          85,106            DTZ US Borrower LLC, Second Lien Initial Term Loan,
                            9.422%, 11/4/22                                                            85,399
                                                                                                -------------
                                                                                                $   2,088,069
-------------------------------------------------------------------------------------------------------------
                            Specialized REIT -- 0.6%
       1,965,137            Communications Sales & Leasing, Inc. (CSL Capital
                            LLC), Shortfall Term Loan, 4.045%, 10/24/22                         $   1,971,514
                                                                                                -------------
                            Total Real Estate                                                   $   8,299,830
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 29

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            RETAILING -- 2.5%
                            Apparel Retail -- 0.5%
         518,433            Hudson's Bay Co., Term Loan B, 4.294%, 9/30/22                      $     499,856
       1,216,820            Men's Wearhouse, Inc., Term Loan B, 4.576%, 6/18/21                     1,159,021
                                                                                                -------------
                                                                                                $   1,658,877
-------------------------------------------------------------------------------------------------------------
                            Automotive Retail -- 0.5%
       1,103,565            CWGS Group LLC, Term Loan, 4.743%, 11/8/23                          $   1,111,842
         561,712            Hertz Corp., Tranche Term B-1 Loan, 3.8%, 6/30/23                         560,703
                                                                                                -------------
                                                                                                $   1,672,545
-------------------------------------------------------------------------------------------------------------
                            Department Stores -- 0.2%
         500,000            J.C. Penney Corp., Inc., Term Loan, 5.45%, 6/23/23                  $     495,000
-------------------------------------------------------------------------------------------------------------
                            Home Improvement Retail -- 0.4%
       1,418,497            Apex Tool Group LLC, Term Loan, 4.5%, 1/31/20                       $   1,387,763
-------------------------------------------------------------------------------------------------------------
                            Specialty Stores -- 0.9%
         728,596            Party City Holdings, Inc., 2016 Replacement Term
                            Loan, 3.75%, 8/19/22                                                $     729,963
       2,059,492            PetSmart, Inc., Tranche B-2 Loan, 4.01%, 3/11/22                        1,984,407
                                                                                                -------------
                                                                                                $   2,714,370
                                                                                                -------------
                            Total Retailing                                                     $   7,928,555
-------------------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 1.4%
                            Semiconductor Equipment -- 0.3%
         697,168            Entegris, Inc., New Tranche B Term Loan,
                            3.295%, 4/30/21                                                     $     703,051
         350,000(c)         MKS Instruments, Inc., Tranche B-2 Term Loan, 5/1/23                      353,828
                                                                                                -------------
                                                                                                $   1,056,879
-------------------------------------------------------------------------------------------------------------
                            Semiconductors -- 1.1%
         500,000(c)         Lumileds Holding BV, Term Loan B, 3/15/24                           $     508,125
       1,729,269            MACOM Technology Solutions Holdings, Inc. (fka
                            M/A-COM Technology Solutions Holdings, Inc.), Initial
                            Term Loan, 3.428%, 5/17/24                                              1,729,270
         250,000            Micron Technology, Inc., Term Loan, 3.55%, 4/26/22                        252,872
         303,616            Microsemi Corp., Term B Loan, 3.326%, 1/15/23                             305,419
         625,461            ON Semiconductor Corp., 2017 New Replacement
                            Term Loan, 3.295%, 3/31/23                                                629,213
                                                                                                -------------
                                                                                                $   3,424,899
                                                                                                -------------
                            Total Semiconductors & Semiconductor Equipment                      $   4,481,778
-------------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 9.4%
                            Application Software -- 2.5%
         934,864            Applied Systems, Inc., First Lien Term Loan,
                            4.397%, 1/25/21                                                     $     942,070

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Application Software -- (continued)
         972,794            Applied Systems, Inc., Second Lien Term Loan,
                            7.647%, 1/24/22                                                     $     982,928
         598,540            Greeneden US Holdings I LLC, Tranche B-1 Dollar Term
                            Loan, 5.158%, 12/1/23                                                     603,553
         766,746            Infor (US), Inc. (fka Lawson Software, Inc.), Tranche B-6
                            Term Loan, 3.897%, 2/1/22                                                 765,514
         511,585            Quest Software US Holdings, Inc., First Lien Initial Term
                            Loan, 7.0%, 10/31/22                                                      521,443
       1,714,134            STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                            6.397%, 6/30/22                                                         1,568,433
       1,200,000            Synchronoss Technologies, Inc., Initial Term Loan,
                            4.082%, 1/19/24                                                         1,132,800
       1,397,490            Verint Systems, Inc., Tranche B Incremental Term Loan,
                            3.831%, 9/6/19                                                          1,408,670
                                                                                                -------------
                                                                                                $   7,925,411
-------------------------------------------------------------------------------------------------------------
                            Data Processing & Outsourced Services -- 1.3%
         299,239            Black Knight InfoServ LLC, Term B Loan, 3.313%, 5/27/22             $     301,483
       1,603,336            First Data Corp., 2022C New Dollar Term Loan,
                            4.029%, 7/8/22                                                          1,615,503
       1,225,542            First Data Corp., 2024 New Dollar Term Loan,
                            3.529%, 4/26/24                                                         1,233,738
         744,375            WEX, Inc., Term B Loan, 4.545%, 6/30/23                                   752,218
                                                                                                -------------
                                                                                                $   3,902,942
-------------------------------------------------------------------------------------------------------------
                            Home Entertainment Software -- 0.4%
       1,241,064            MA FinanceCo., LLC (aka Micro Focus International
                            Plc), Tranche B-2 Term Loan, 3.672%, 11/19/21                       $   1,243,391
          97,000(c)         MA FinanceCo., LLC (aka Micro Focus International
                            Plc), Tranche B-3 Term Loan, 4/29/24                                       96,927
                                                                                                -------------
                                                                                                $   1,340,318
-------------------------------------------------------------------------------------------------------------
                            Internet Software & Services -- 1.5%
         966,349            Avast Holding BV, Initial Refinancing Dollar Term Loan,
                            4.397%, 9/30/23                                                     $     977,825
         690,000            Blucora, Inc., Term Loan B, 4.76%, 4/19/24                                694,744
         908,093            Match Group, Inc., Term B-1 Loan, 4.277%, 11/16/22                        920,579
       1,645,875            Rackspace Hosting, Inc., First Lien Term B Loan,
                            4.672%, 11/3/23                                                         1,657,533
         309,248            Zayo Group LLC (Zayo Capital, Inc.), 2017 Incremental
                            Refinancing B-2 Term Loan, 3.51%, 1/19/24                                 311,665
                                                                                                -------------
                                                                                                $   4,562,346
-------------------------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- 2.7%
         776,585            Booz Allen Hamilton, Inc., New Refinancing Tranche B
                            Term Loan, 3.243%, 6/30/23                                          $     783,866

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 31

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- (continued)
       2,332,978            Evergreen Skills Lux S.a.r.l., First Lien Initial Term Loan,
                            5.795%, 4/28/21                                                     $   2,211,955
         999,917            Evergreen Skills Lux S.a.r.l., Second Lien Initial Term
                            Loan, 9.295%, 4/28/22                                                     838,368
       1,000,000            Go Daddy Operating Co., LLC (GD Finance Co, Inc.),
                            Initial Term Loan, 3.545%, 2/15/24                                      1,004,375
         473,813            Kronos, Inc., First Lien Incremental Term Loan,
                            4.68%, 11/1/23                                                            478,730
         700,000            Rocket Software, Inc., Second Lien Term Loan,
                            10.647%, 10/14/24                                                         706,562
         492,006            Science Applications International Corp., Incremental
                            Tranche B Loan, 3.688%, 5/4/22                                            496,388
       1,354,375            Sitel Worldwide Corp., First Lien Term B-1 Loan,
                            6.688%, 9/18/21                                                         1,354,799
         500,000            Tempo Acquisition LLC, Initial Term Loan, 3.995%, 5/1/24                  502,344
                                                                                                -------------
                                                                                                $   8,377,387
-------------------------------------------------------------------------------------------------------------
                            Systems Software -- 1.0%
         895,689            EZE Software Group LLC, First Lien Term B-2 Loan,
                            4.147, 4/6/20                                                       $     902,407
         325,000            Ivanti Software, Inc. (fka LANDesk Group, Inc.), First
                            Lien Term Loan, 5.3%, 1/20/24                                             326,219
       1,235,527            Rovi Solutions Corp., Term B Loan, 3.55%, 7/2/21                        1,240,160
         653,000(c)         Seattle Spinco, Inc. (aka Micro Focus International
                            Plc), Term Loan B, 4/19/24                                                652,510
                                                                                                -------------
                                                                                                $   3,121,296
                                                                                                -------------
                            Total Software & Services                                           $  29,229,700
-------------------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 2.7%
                            Communications Equipment -- 0.1%
         438,500            Commscope, Inc., Tranche 5 Term Loan,
                            3.045%, 12/29/22                                                    $     440,967
-------------------------------------------------------------------------------------------------------------
                            Electronic Components -- 0.6%
         653,600            Generac Power Systems, Inc., 2017 New Term Loan,
                            3.398%, 5/31/23                                                     $     656,460
       1,200,500            Mirion Technologies (Finance) LLC (Mirion Technologies,
                            Inc.), First Lien Initial Term Loan, 5.897%, 3/31/22                    1,203,751
                                                                                                -------------
                                                                                                $   1,860,211
-------------------------------------------------------------------------------------------------------------
                            Electronic Manufacturing Services -- 0.6%
       1,836,958            4L Technologies, Inc. (fka Clover Holdings, Inc.), Term
                            Loan, 5.501%, 5/8/20                                                $   1,761,183
-------------------------------------------------------------------------------------------------------------
                            Technology Distributors -- 0.6%
         790,930            CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW
                            Corp.), Term Loan, 3.15%, 8/17/23                                   $     796,592

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Technology Distributors -- (continued)
       1,006,063            SS&C Technologies Holdings, Inc., 2017 Refinancing
                            New Term B-1 Loan, 3.295%, 7/8/22                                   $   1,013,788
          69,917            SS&C Technologies Holdings, Inc., 2017 Refinancing
                            New Term B-2 Loan, 3.295%, 7/8/22                                          70,453
                                                                                                -------------
                                                                                                $   1,880,833
-------------------------------------------------------------------------------------------------------------
                            Technology Hardware, Storage & Peripherals -- 0.8%
       1,243,758            Dell International LLC (EMC Corp.), New Term Loan B,
                            3.55%, 9/7/23                                                       $   1,252,252
         332,500            Diebold Nixdorf, Inc. (fka Diebold, Inc.), New Dollar
                            Term B Loan, 3.75%, 11/6/23                                               334,647
         794,010            Western Digital Corp., US Term B-2 Loan,
                            3.783%, 4/29/23                                                           802,570
                                                                                                -------------
                                                                                                $   2,389,469
                                                                                                -------------
                            Total Technology Hardware & Equipment                               $   8,332,663
-------------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 3.5%
                            Integrated Telecommunication Services -- 1.7%
       1,750,000(c)         CenturyLink, Inc., Term Loan B, 1/31/25                             $   1,747,657
       1,224,365            GCI Holdings, Inc., New Term B Loan, 4.045%, 2/2/22                     1,237,373
       1,243,406            Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                            3.26%, 2/22/24                                                          1,246,359
         306,529            Securus Technologies Holdings, Inc., First Lien Initial
                            Term Loan, 4.75%, 4/30/20                                                 307,104
         613,816            Windstream Services LLC (fka Windstream Corp.),
                            2016 Term Loan Tranche B-6, 5.01%, 3/29/21                                619,570
                                                                                                -------------
                                                                                                $   5,158,063
-------------------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 1.8%
       2,520,163            Altice US Finance I Corp., March 2017 Refinancing
                            Term Loan, 3.283%, 7/28/25                                          $   2,522,683
         325,000(c)         Digicel International Finance, Ltd., Term Loan, 5/10/24                   328,250
         720,343            Intelsat Jackson Holdings SA, Tranche B-2 Term Loan,
                            3.887%, 6/30/19                                                           713,064
       2,075,000            Sprint Communications, Inc., Initial Term Loan,
                            3.563%, 2/2/24                                                          2,080,559
                                                                                                -------------
                                                                                                $   5,644,556
                                                                                                -------------
                            Total Telecommunication Services                                    $  10,802,619
-------------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 4.5%
                            Airlines -- 2.8%
         840,000            Air Canada, Term Loan, 3.9%, 10/6/23                                $     845,425
       2,910,656            American Airlines, Inc., 2017 Replacement Term Loan,
                            3.044%, 6/27/20                                                         2,918,116
       1,254,938            American Airlines, Inc., Class B Term Loan,
                            3.489%, 12/14/23                                                        1,258,747

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 33

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Airlines -- (continued)
       2,079,000            American Airlines, Inc., Replacement Class B Term
                            Loan, 3.544%, 4/28/23                                               $   2,086,364
       1,436,250            Delta Air Lines, Inc., 2014 Term B-1 Loan,
                            3.494%, 10/18/18                                                        1,448,032
         240,625            United Air Lines, Inc., Class B Term Loan, 3.422%, 4/1/24                 241,978
                                                                                                -------------
                                                                                                $   8,798,662
-------------------------------------------------------------------------------------------------------------
                            Marine -- 0.9%
       1,635,719            Commercial Barge Line Co., Initial Term Loan,
                            9.795%, 11/12/20                                                    $   1,427,165
       1,250,000            Navios Maritime Partners LP, Initial Term Loan,
                            6.13%, 9/14/20                                                          1,246,875
                                                                                                -------------
                                                                                                $   2,674,040
-------------------------------------------------------------------------------------------------------------
                            Trucking -- 0.8%
         401,788            PODS LLC, Tranche B-2 Term Loan, 4.25%, 2/2/22                      $     405,178
         774,000            Syncreon Global Finance, Inc., Term Loan,
                            5.295%, 10/28/20                                                          681,120
       1,550,302            YRC Worldwide, Inc., Initial Term Loan, 8.545%, 2/13/19                 1,500,564
                                                                                                -------------
                                                                                                $   2,586,862
                                                                                                -------------
                            Total Transportation                                                $  14,059,564
-------------------------------------------------------------------------------------------------------------
                            UTILITIES -- 4.3%
                            Electric Utilities -- 2.7%
       1,296,084            APLH Holdings, Ltd., Partnership, Term Loan,
                            5.295%, 4/13/23                                                     $   1,300,945
       2,165,625            Calpine Construction Finance Co., LP, Term B-1 Loan,
                            3.3%, 5/3/20                                                            2,167,656
       1,517,142            ExGen Renewables LLC, Term Loan, 5.41%, 2/8/21                          1,526,151
         239,552(c)         Helix Gen Funding LLC, Term Loan, 5/31/24                                 240,775
       1,720,688            Talen Energy Supply LLC, Term Loan B-1, 5.027%, 7/6/23                  1,623,181
       1,073,873            TPF II Power LLC (TPF II Convert Midco LLC), Term Loan,
                            5.045%, 10/2/23                                                         1,069,847
         102,143            Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                            Initial Term C Loan, 3.795%, 8/4/23                                       101,607
         446,738            Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                            Initial Term Loan, 3.794%, 8/4/23                                         444,392
                                                                                                -------------
                                                                                                $   8,474,554
-------------------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy Traders -- 1.4%
       1,630,950            Calpine Corp., Term Loan B, 3.9%, 1/15/24            $                  1,631,715
       1,198,544            NRG Energy, Inc., Term Loan, 3.295%, 6/30/23                            1,199,400
       1,577,641            TerraForm AP Acquisition Holdings LLC, Term Loan,
                            5.647%, 6/27/22                                                         1,595,390
                                                                                                -------------
                                                                                                $   4,426,505
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Multi-Utilities -- 0.2%
         420,472            EFS Cogen Holdings I LLC, Term B Advance,
                            4.65%, 6/28/23                                                      $     422,521
                                                                                                -------------
                            Total Utilities                                                     $  13,323,580
-------------------------------------------------------------------------------------------------------------
                            TOTAL SENIOR SECURED FLOATING RATE
                            LOAN INTERESTS
                            (Cost $408,011,097)                                                 $ 406,377,865
-------------------------------------------------------------------------------------------------------------
                            COLLATERALIZED LOAN OBLIGATIONS -- 0.5%
                            of Net Assets
                            BANKS -- 0.5%
                            Diversified Banks -- 0.3%
       1,000,000(a)         Primus, Ltd., Series 2007-2A, Class D, 3.558%,
                            7/15/21 (144A)                                                      $     992,594
-------------------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- 0.2%
         700,000(a)         NCF Dealer Floorplan Master Trust, Series 2016-1A,
                            Class C, 9.51%, 3/21/22 (144A)                                      $     703,109
                                                                                                -------------
                            Total Banks                                                         $   1,695,703
-------------------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED LOAN OBLIGATIONS
                            (Cost $1,633,413)                                                   $   1,695,703
-------------------------------------------------------------------------------------------------------------
                            CORPORATE BONDS & NOTES -- 6.4% of Net Assets
                            AUTOMOBILES & COMPONENTS -- 0.3%
                            Auto Parts & Equipment -- 0.3%
       1,000,000            International Automotive Components Group SA,
                            9.125%, 6/1/18 (144A)                                               $     980,000
                                                                                                -------------
                            Total Automobiles & Components                                      $     980,000
-------------------------------------------------------------------------------------------------------------
                            BANKS -- 0.4%
                            Diversified Banks -- 0.4%
       1,100,000(f)(g)      BNP Paribas SA, 7.625% (144A)                                       $   1,204,843
                                                                                                -------------
                            Total Banks                                                         $   1,204,843
-------------------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.3%
                            Trading Companies & Distributors -- 0.3%
         900,000            United Rentals North America, Inc., 4.625%, 7/15/23                 $     936,810
                                                                                                -------------
                            Total Capital Goods                                                 $     936,810
-------------------------------------------------------------------------------------------------------------
                            ENERGY -- 0.6%
                            Oil & Gas Exploration & Production -- 0.4%
         500,000            Gulfport Energy Corp., 6.625%, 5/1/23                               $     503,750
         625,000            WPX Energy, Inc., 7.5%, 8/1/20                                            659,375
                                                                                                -------------
                                                                                                $   1,163,125
-------------------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 0.2%
         800,000(a)         Golar LNG Partners LP, 7.432%, 5/15/21 (144A)                       $     802,000
                                                                                                -------------
                            Total Energy                                                        $   1,965,125
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 35

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                            Health Care Facilities -- 0.4%
         200,000            CHS/Community Health Systems, Inc., 6.25%, 3/31/23                  $     207,350
       1,000,000            CHS/Community Health Systems, Inc., 6.875%, 2/1/22                        888,750
                                                                                                -------------
                            Total Health Care Equipment & Services                              $   1,096,100
-------------------------------------------------------------------------------------------------------------
                            INSURANCE -- 1.9%
                            Reinsurance -- 1.9%
         500,000(a)         Alamo Re, Ltd., 6.171%, 6/7/17 (144A) (Cat Bond)                    $     499,950
         500,000(a)         Alamo Re, Ltd., 6.751%, 6/7/18 (144A) (Cat Bond)                          511,850
         400,000(h)(i)      Berwick Segregated Account (Artex SAC, Ltd.), Variable
                            Rate Notes, 2/1/18                                                         19,000
         250,000(h)(i)      Carnoustie Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 11/30/20                                              27,050
         250,000(h)(i)      Carnoustie Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 11/30/21                                             253,775
         250,000(h)(i)      Gleneagles Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 11/30/20                                              42,050
         400,000(h)(i)      Gullane Segregated Account (Artex SAC, Ltd.), Variable
                            Rate Notes, 11/30/20                                                       16,760
         400,000(h)(i)      Gullane Segregated Account (Artex SAC, Ltd.), Variable
                            Rate Notes, 11/30/21                                                      417,720
         400,000(a)         Kilimanjaro II Re, Ltd., 7.117%, 4/20/21 (144A)
                            (Cat Bond)                                                                402,520
         250,000(a)         Kilimanjaro Re, Ltd., Series 2015-1, Class D, 10.221%,
                            12/6/19 (144A) (Cat Bond)                                                 251,125
         250,000(a)         Kilimanjaro Re, Ltd., Series 2015-1, Class E, 7.721%,
                            12/6/19 (144A) (Cat Bond)                                                 254,100
         250,000(h)(i)      Madison Re, Variable Rate Notes, 3/31/19                                  277,725
         400,000(h)(i)      Pangaea Re Segregated Account (Artex SAC, Ltd.),
                            Series 2016-1, Variable Rate Notes, 2/1/20                                 36,760
         400,000(h)(i)      Pangaea Re Segregated Account (Artex SAC, Ltd.),
                            Series 2017-1, Variable Rate Notes, 11/30/21                              413,040
         400,000(h)(i)      Pinehurst Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 1/16/18                                              386,600
         300,000(h)(i)      Portrush 2016 Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 6/15/17                                               68,490
         350,000(h)(i)      Resilience Re, Ltd., Variable Rate Notes, 7/7/17                            7,350
         300,000(h)(i)      Resilience Re, Ltd., Variable Rate Notes, 4/6/18                          273,420
         300,000(h)(i)      Resilience Re, Ltd., Variable Rate Notes, 1/8/19 (144A)                   300,000
         400,000(h)(i)      St. Andrews Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 2/1/18                                                56,240
         400,000(h)(i)      St. Andrews Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 2/1/19                                               419,880
         400,000(h)(i)      St. Andrews Segregated Account (Artex SAC, Ltd.),
                            Variable Rate Notes, 6/1/19                                               400,800

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            Reinsurance -- (continued)
         300,000(h)(i)      Sunningdale 2017 Segregated Account (Artex SAC,
                            Ltd.), Variable Rate Notes, 1/16/18                                 $     280,530
         250,000(a)         Ursa Re, Ltd., 3.5%, 5/27/20 (144A) (Cat Bond)                            250,050
                                                                                                -------------
                            Total Insurance                                                     $   5,866,785
-------------------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.6%
                            Commodity Chemicals -- 0.3%
         758,000            Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                            4/1/25 (144A)                                                       $     786,425
-------------------------------------------------------------------------------------------------------------
                            Metal & Glass Containers -- 0.3%
       1,000,000(a)         Ardagh Packaging Finance Plc / Ardagh Holdings
                            USA, Inc., 4.432%, 5/15/21 (144A)                                   $   1,020,000
                                                                                                -------------
                            Total Materials                                                     $   1,806,425
-------------------------------------------------------------------------------------------------------------
                            MEDIA -- 0.4%
                            Broadcasting -- 0.1%
         300,000            CSC Holdings LLC, 5.5%, 4/15/27 (144A)                              $     314,196
-------------------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 0.3%
         750,000            Hughes Satellite Systems Corp., 5.25%, 8/1/26                       $     771,563
                                                                                                -------------
                            Total Media                                                         $   1,085,759
-------------------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 0.2%
                            Semiconductors -- 0.2%
         750,000            Micron Technology, Inc., 5.25%, 8/1/23 (144A)                       $     770,625
                                                                                                -------------
                            Total Semiconductors & Semiconductor Equipment                      $     770,625
-------------------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.3%
                            Internet Software & Services -- 0.3%
         920,000            j2 Cloud Services, Inc., 8.0%, 8/1/20                               $     949,900
                                                                                                -------------
                            Total Software & Services                                           $     949,900
-------------------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.5%
                            Integrated Telecommunication Services -- 0.5%
         500,000            CenturyLink, Inc., 6.45%, 6/15/21                                   $     540,625
       1,000,000            Frontier Communications Corp., 10.5%, 9/15/22                             983,750
                                                                                                -------------
                            Total Telecommunication Services                                    $   1,524,375
-------------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.1%
                            Airlines -- 0.1%
         365,000            Air Canada 2015-1 Class C Pass Through Trust,
                            5.0%, 3/15/20 (144A)                                                $     371,387
                                                                                                -------------
                            Total Transportation                                                $     371,387
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 37

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.4%
                            Independent Power Producers & Energy
                            Traders -- 0.4%
       1,125,000            NRG Energy, Inc., 6.25%, 7/15/22                                    $   1,149,604
                                                                                                -------------
                            Total Utilities                                                     $   1,149,604
-------------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS & NOTES
                            (Cost $18,990,775)                                                  $  19,707,738
-------------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- 5.0% of Net Assets
       3,270,000(a)         U.S. Treasury Notes, 1.13%, 10/31/17                                $   3,272,995
       8,980,000(a)         U.S. Treasury Notes, 1.152%, 4/30/18                                    8,999,819
       3,365,000(a)         U.S. Treasury Notes, 1.234%, 1/31/18                                    3,372,538
                                                                                                -------------
                                                                                                $  15,645,352
-------------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $15,625,894)                                                  $  15,645,352
-------------------------------------------------------------------------------------------------------------
                            TAX EXEMPT OBLIGATION -- 0.1% of
                            Net Assets (j)
                            Mississippi -- 0.1%
         250,000(f)         Mississippi Business Finance Corp., Chevron USA,
                            Inc. Project, Series G, 0.78%, 12/1/30                              $     250,000
-------------------------------------------------------------------------------------------------------------
                            TOTAL TAX EXEMPT OBLIGATION
                            (Cost $250,000)                                                     $     250,000
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                            EXCHANGE-TRADED FUNDS -- 1.7% of Net Assets
                            DIVERSIFIED FINANCIALS -- 1.7%
                            Asset Management & Custody Banks -- 0.6%
          40,000            BlackRock Floating Rate Income Strategies Fund, Inc.                $     577,600
          30,000            Eaton Vance Floating-Rate Income Trust                                    454,500
          50,000            First Trust Senior Floating Rate Income Fund II                           681,000
          50,000            Invesco Senior Income Trust                                               234,000
                                                                                                -------------
                                                                                                $   1,947,100
-------------------------------------------------------------------------------------------------------------
                            Other Diversified Financial Services -- 1.1%
          27,000            iShares iBoxx $ High Yield Corporate Bond ETF                       $   2,393,550
          42,000            PowerShares Senior Loan Portfolio                                         979,020
                                                                                                -------------
                                                                                                $   3,372,570
                                                                                                -------------
                            Total Diversified Financials                                        $   5,319,670
-------------------------------------------------------------------------------------------------------------
                            TOTAL EXCHANGE-TRADED FUNDS
                            (Cost $5,127,287)                                                   $   5,319,670
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------------------------
Shares                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                            COMMON STOCKS -- 0.1% of Net Assets
                            CONSUMER DURABLES & APPAREL -- 0.0%+
                            Homebuilding -- 0.0%+
          31,348(k)         WAICCS Las Vegas 3 LLC                                              $     100,000
                                                                                                -------------
                            Total Consumer Durables & Apparel                                   $     100,000
-------------------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                            Health Care Technology -- 0.0%+
         209,625(b)(k)      Medical Card System, Inc.                                           $       2,096
                                                                                                -------------
                            Total Health Care Equipment & Services                              $       2,096
-------------------------------------------------------------------------------------------------------------
                            INDUSTRIALS -- 0.0%+
                            Diversified Support Services -- 0.0%+
              31(k)         IAP Worldwide Services, Inc.                                        $      42,515
                                                                                                -------------
                            Total Industrials                                                   $      42,515
-------------------------------------------------------------------------------------------------------------
                            MEDIA -- 0.0%+
                            Publishing -- 0.0%+
           1,242(k)         Solocal Group SA                                                    $       1,668
                                                                                                -------------
                            Total Media                                                         $       1,668
-------------------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                            SCIENCES -- 0.0%+
                            Biotechnology -- 0.0%+
           2,454(k)         Progenics Pharmaceuticals, Inc.                                     $      15,632
                                                                                                -------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences                $      15,632
-------------------------------------------------------------------------------------------------------------
                            RETAILING -- 0.0%+
                            Computer & Electronics Retail -- 0.0%+
          91,346(b)(k)      Targus Cayman SubCo., Ltd.                                          $      88,606
                                                                                                -------------
                            Total Retailing                                                     $      88,606
-------------------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.1%
                            Air Freight & Logistics -- 0.1%
             710(k)         CEVA Holdings LLC                                                   $     163,621
                                                                                                -------------
                            Total Transportation                                                $     163,621
-------------------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.0%+
                            Independent Power Producers & Energy
                            Traders -- 0.0%+
             775            NRG Energy, Inc.                                                    $      12,446
                                                                                                -------------
                            Total Utilities                                                     $      12,446
-------------------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCKS
                            (Cost $1,515,139)                                                   $     426,584
-------------------------------------------------------------------------------------------------------------

The accompanying notes are  an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 39

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                            TEMPORARY CASH INVESTMENTS -- 4.9% of
                            Net Assets
                            REPURCHASE AGREEMENTS -- 3.1%
       6,840,000            $6,840,000 ScotiaBank, 0.81%, dated 5/31/17,
                            plus accrued interest on 6/1/17 collateralized
                            by the following:
                            $1,300,791 Government National Mortgage
                            Associations, 4.0%, 4/20/47, $5,295,100
                            Federal National Mortgage Association, 2.8%-5.5%,
                            5/1/34-5/1/47, $381,066 Freddie Mac Giant,
                            4.0%, 6/1/42.                                                       $   6,840,000
       2,885,000            $2,885,000 TD Securities USA LLC, 0.79%-0.8%,
                            dated 5/31/17, plus accrued interest on 6/1/17
                            collateralized by the following:
                            $2,942,761 U.S. Treasury Notes, 1.125%, 8/31/21.                        2,885,000
                                                                                                -------------
                                                                                                $   9,725,000
-------------------------------------------------------------------------------------------------------------
                            TREASURY BILLS -- 1.8%
       2,500,000(l)         U.S. Treasury Bill, 6/29/17                                         $   2,498,353
       2,900,000(l)         U.S. Treasury Bill, 7/6/17                                              2,897,900
                                                                                                -------------
                                                                                                $   5,396,253
-------------------------------------------------------------------------------------------------------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $15,121,299)                                                  $  15,121,253
-------------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN SECURITIES -- 149.6%
                            (Cost -- $466,274,904) (m)                                          $ 464,544,165
-------------------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- (49.6)%                             $(153,980,094)
-------------------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                                $ 310,564,071
=============================================================================================================

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2017, the value of these securities amounted to 10,414,774, or 3.4% of net assets.

(Cat Bond)  Catastrophe or Event-linked bond. At May 31, 2017, the value of these securities amounted to $2,169,595, or 0.7% of net assets. See Notes to Financial Statements -- Note 1F.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
            (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2017.

(a) Floating rate note. The rate shown is the coupon rate at May 31, 2017.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

(b) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(c) This term loan will settle after May 31, 2017, at which time the interest rate will be determined.

(d) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(e)         Security is in default.

(f) The interest rate is subject to change periodically. The interest rate shown is the rate at May 31, 2017.

(g)         Security is perpetual in nature and has no stated maturity date.

(h) Structured reinsurance investment. At May 31, 2017, the value of these securities amounted to $3,697,190, or 1.2% of net assets. See Notes to Financial Statements -- Note 1F.

(i)         Rate to be determined.

(j)         Consists of Revenue Bonds unless otherwise indicated.

(k)         Non-income producing.

(l) Security issued with a zero coupon. Income is recognized through accretion of discount.

(m) At May 31, 2017, the net unrealized depreciation on investments based on cost for federal tax purposes of $466,478,458 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                            $ 5,466,768
             Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                               (7,401,061)
                                                                                      -----------
             Net unrealized depreciation                                              $(1,934,293)
                                                                                      ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2017 were as follows:

----------------------------------------------------------------------------------------
                                                        Purchases           Sales
----------------------------------------------------------------------------------------
Long-Term U.S. Government                               $         --        $         --
Other Long-Term Securities                              $197,022,820        $202,692,745

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (Amundi Pioneer) formerly, Pioneer Investment Management, Inc.
(PIM) serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended May 31, 2017, the Trust did not engage in cross trade activity.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 41

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------------
                                                                                              Premiums
Notional                          Obligation                           Credit    Expiration   Paid/         Unrealized
Principal ($)(1)    Exchange      Entity/Index              Coupon     Rating(2) Date         (Received)    Appreciation
-------------------------------------------------------------------------------------------------------------------------
     1,067,000      Chicago       Markit CDX North          5.00%      B+        6/20/20      $ 64,230      $ 32,033
                    Mercantile    America High Yield
                    Exchange      Index Series 24
     1,092,700      Chicago       Markit CDX North          5.00%      B+        12/20/20      (10,391)      104,628
                    Mercantile    America High Yield
                    Exchange      Index Series 25
-------------------------------------------------------------------------------------------------------------------------
                                                                                              $ 53,839      $136,661
=========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2017, in valuing the Trust's investments.

----------------------------------------------------------------------------------------
                                       Level 1     Level 2      Level 3     Total
----------------------------------------------------------------------------------------
Senior Secured Floating
  Rate Loan Interests
  Capital Goods
      Aerospace & Defense              $       --  $14,089,161  $2,269,313  $16,358,474
  Health Care Equipment
      & Services
      Health Care Technology                   --    2,960,140     731,754    3,691,894
  All Other Senior Secured
      Floating Rate
      Loan Interests                           --  386,327,497          --  386,327,497
Collateralized Loan Obligations                --    1,695,703          --    1,695,703
Corporate Bonds & Notes
  Insurance
      Reinsurance                              --    2,169,595   3,697,190    5,866,785
  All Other Corporate Bonds
      & Notes                                  --   13,840,953          --   13,840,953
U.S. Government and
  Agency Obligations                           --   15,645,352          --   15,645,352
Tax Exempt Obligation                          --      250,000          --      250,000
Exchange-Traded Funds                   5,319,670           --          --    5,319,670

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

-------------------------------------------------------------------------------------------
                                   Level 1        Level 2       Level 3       Total
-------------------------------------------------------------------------------------------
Common Stocks
   Consumer Durables
       & Apparel
       Homebuilding                $          --  $    100,000  $         --  $    100,000
   Health Care Equipment
       & Services
       Health Care Technology                 --            --         2,096         2,096
   Industrials
       Diversified Support
           Services                           --        42,515            --        42,515
   Retailing
       Computer & Electronics
       Retail                                 --            --        88,606        88,606
   Transportation
       Air Freight & Logistics                --       163,621            --       163,621
   All Other Common Stocks                29,746            --            --        29,746
Repurchase Agreements                         --     9,725,000            --     9,725,000
Treasury Bills                                --     5,396,253            --     5,396,253
-------------------------------------------------------------------------------------------
Total Investments in Securities    $   5,349,416  $452,405,790  $  6,788,959  $464,544,165
==========================================================================================
Other Financial Instruments
Unrealized appreciation on
   centrally cleared
   credit default
   swap agreements                 $          --  $    136,661  $         --  $    136,661
-------------------------------------------------------------------------------------------
Total Other Financial Instruments  $          --  $    136,661  $         --  $    136,661
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 43

--------------------------------------------------------------------------------------------------------------------------------
                                              Change in                                                  Transfers
                   Balance         Realized   unrealized                                    Accrued      in and       Balance
                   as of           gain       appreciation                                  discounts/   out of       as of
                   11/30/16        (loss)(1)  (depreciation)(2)  Purchases   Sales          premiums     Level 3*     5/31/17
--------------------------------------------------------------------------------------------------------------------------------
Senior Secured
   Floating Rate
   Loan Interests
Capital Goods
   Aerospace &
      Defense      $         --    $  54      $ 20,918           $2,252,250  $     (5,687)  $  1,778     $  --        $2,269,313
Health Care
   Equipment &
   Services
   Health Care
      Technology        731,754       --       (21,778)                  --            --     21,778        --           731,754
Corporate Bonds
   & Notes
Insurance
   Reinsurance        3,255,179       --        50,548            3,066,422    (2,644,989)   (29,970)       --         3,697,190
Common Stocks
Health Care
   Equipment &
      Services
   Health Care
      Technology          2,096       --            --                   --            --         --        --             2,096
Retailing
   Computer &
      Electronics
      Retail             88,606       --            --                   --            --         --        --            88,606
--------------------------------------------------------------------------------------------------------------------------------
Total              $  4,077,635    $  54      $ 49,688           $5,318,672  $ (2,650,676)  $ (6,414)    $  --        $6,788,959
================================================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended May 31, 2017, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at May 31, 2017: $49,688.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

Statement of Assets and Liabilities | 5/31/17 (unaudited)

ASSETS:
  Investments in securities, at value (cost $466,274,904)                            $ 464,544,165
  Cash                                                                                   1,320,560
  Foreign currencies, at value (cost $74,997)                                               63,809
  Restricted cash*                                                                         197,928
  Receivables --
     Investment securities sold                                                          2,177,865
     Interest                                                                            1,948,934
     Dividends                                                                              33,525
  Variation margin for centrally cleared swap agreements                                       110
  Unrealized appreciation on unfunded loan commitments                                         391
  Prepaid expenses                                                                             242
---------------------------------------------------------------------------------------------------
         Total assets                                                                $ 470,287,529
---------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Credit agreement                                                                $ 143,450,000
     Investment securities purchased                                                    15,765,063
     Trustees' fees                                                                          3,644
     Administration fee                                                                     94,427
     Interest expense                                                                          540
  Due to affiliates                                                                        278,459
  Accrued expenses and other liabilities                                                   131,325
---------------------------------------------------------------------------------------------------
         Total liabilities                                                           $ 159,723,458
---------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                    $ 437,566,800
  Undistributed net investment income                                                    1,702,666
  Accumulated net realized loss on investments, swap agreements, and
     foreign currency transactions                                                    (127,094,657)
  Net unrealized depreciation on investments                                            (1,730,739)
  Unrealized appreciation on swap agreements                                               136,661
  Unrealized appreciation on unfunded loan commitments                                         391
  Unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                                     (17,051)
---------------------------------------------------------------------------------------------------
         Net assets                                                                  $ 310,564,071
---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Based on $310,564,071 / 24,738,174 shares                                       $       12.55
===================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 45

Statement of Operations (unaudited)

For the Six Months Ended 5/31/17

INVESTMENT INCOME:
  Interest                                                           $12,022,012
  Dividends                                                              114,959
  Loan facility and other income                                         390,509
---------------------------------------------------------------------------------------------------
         Total investment income                                                       $12,527,480
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 1,587,009
  Administrative expense                                                  90,783
  Transfer agent fees                                                      6,632
  Shareowner communications expense                                       14,183
  Custodian fees                                                          37,268
  Professional fees                                                       53,290
  Printing expense                                                        14,124
  Trustees' fees                                                           9,305
  Pricing fees                                                            22,463
  Interest expense                                                     1,313,073
  Miscellaneous                                                          112,983
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $ 3,261,113
---------------------------------------------------------------------------------------------------
         Net investment income                                                         $ 9,266,367
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP AGREEMENTS, UNFUNDED LOAN COMMITMENTS, AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $  (851,054)
     Swap agreements                                                      38,045
     Other assets and liabilities denominated
         in foreign currencies                                               (22)      $  (813,031)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $ 1,879,275
     Swap agreements                                                      22,629
     Unfunded loan commitments                                            (2,350)
     Other assets and liabilities denominated
         in foreign currencies                                             6,342       $ 1,905,896
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     swap agreements, unfunded loan commitments, and
     foreign currency transactions                                                     $ 1,092,865
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $10,359,232
===================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended            Year
                                                                   5/31/17          Ended
                                                                   (unaudited)      11/30/16
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $  9,266,367     $  19,154,376
Net realized gain (loss) on investments, swap agreements,
  and foreign currency transactions                                    (813,031)      (10,303,504)
Change in net unrealized appreciation (depreciation) on
  investments, swap agreements, unfunded loan commitments,
  and foreign currency transactions                                   1,905,896        13,912,597
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 10,359,232     $  22,763,469
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income and previously undistributed net
   investment income ($0.37 and $0.72 per share, respectively)     $ (9,103,648)    $ (17,811,485)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                           $ (9,103,648)    $ (17,811,485)
--------------------------------------------------------------------------------------------------
      Net increase in net assets                                   $  1,255,584     $   4,951,984
NET ASSETS:
Beginning of period                                                 309,308,487       304,356,503
--------------------------------------------------------------------------------------------------
End of period                                                      $310,564,071     $ 309,308,487
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                $  1,702,666     $   1,539,947
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 47

Statement of Cash Flows (unaudited)

For the Six Months Ended 5/31/17

Cash Flows From Operating Activities:
   Net increase in net assets resulting from operations                             $   10,359,232
---------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Purchases of investment securities                                               $ (209,953,706)
   Proceeds from disposition and maturity of investment securities                     202,011,149
   Net proceeds from temporary cash investments                                          8,177,921
   Net accretion and amortization of discount/premium on investment securities            (485,735)
   Change in unrealized appreciation on investments                                     (1,879,275)
   Change in unrealized depreciation on unfunded loan commitments                            2,350
   Change in unrealized appreciation on foreign currency                                    (3,708)
   Net realized loss on investments                                                        851,054
   Decrease in restricted cash                                                                 132
   Decrease in interest receivable                                                         357,799
   Increase in prepaid expenses                                                               (242)
   Increase in due to affiliates                                                            27,635
   Increase in trustees' fees payable                                                          668
   Decrease in administration fees payable                                                 (33,880)
   Decrease in accrued expenses payable                                                    (56,976)
   Decrease in interest expense payable                                                       (796)
   Decrease in variation margin for centrally cleared swap agreements                        3,847
---------------------------------------------------------------------------------------------------
      Net cash and foreign currencies from operating activities                     $    9,377,469
---------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Distributions to shareowners                                                      $   (9,103,648)
---------------------------------------------------------------------------------------------------
     Net cash and foreign currencies used in financing activities                   $   (9,103,648)
---------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                  $        3,708
---------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
  Beginning of the period                                                           $    1,106,840
---------------------------------------------------------------------------------------------------
  End of the period                                                                 $    1,384,369
---------------------------------------------------------------------------------------------------
Cash Flow Information:
  Cash paid for interest                                                            $    1,313,869
===================================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended           Year         Year         Year         Year          Year
                                                     5/31/17         Ended        Ended        Ended        Ended         Ended
                                                     (unaudited)     11/30/16     11/30/15     11/30/14     11/30/13      11/30/12
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                 $    12.50      $    12.30   $    12.82   $  13.06     $    13.06    $  12.45
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                             $     0.37      $     0.77   $     0.76   $   0.75     $     1.01    $   1.19
   Net realized and unrealized gain (loss) on
      investments, swap agreements, unfunded loan
      commitments, and foreign currency transactions       0.05            0.15        (0.58)     (0.19)          0.01        0.55
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                             $       --      $       --   $       --   $  (0.00)(b) $    (0.12)   $  (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations              $     0.42      $     0.92   $     0.18   $   0.56     $     0.90    $   1.62
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously
      undistributed net investment income            $    (0.37)     $    (0.72)  $    (0.70)  $  (0.80)*   $    (0.90)   $  (1.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $     0.05      $     0.20   $    (0.52)  $  (0.24)    $       --    $   0.61
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    12.55      $    12.50   $    12.30   $  12.82     $    13.06    $  13.06
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                          $    11.92      $    11.78   $    10.83   $  11.36     $    12.41    $  13.41
====================================================================================================================================
Total return at net asset value (c)                        3.48%(d)        8.31%        1.96%      4.74%          7.07%      14.26%
Total return at market value (c)                           4.30%(d)       15.92%        1.31%     (2.32)%        (0.84)%     15.66%
Ratios to average net assets of shareowners:
   Total expenses plus interest expense (e)(f)             2.10%(g)        1.96%        1.81%      1.80%          1.47%       1.58%
   Net investment income before preferred
      share distributions                                  5.97%(g)        6.32%        6.00%      5.73%          7.70%       9.24%
   Preferred share distributions                             --%             --%          --%      0.01%          0.94%       0.90%
   Net investment income available to shareowners          5.97%(g)        6.32%        6.00%      5.72%          6.76%       8.34%
Portfolio turnover                                           44%             52%          38%        61%            63%         63%
Net assets, end of period (in thousands)             $  310,564      $  309,308   $  304,357   $317,236     $  323,127    $322,714

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 49

------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended       Year       Year       Year        Year       Year
                                                                5/31/17     Ended      Ended      Ended       Ended      Ended
                                                                (unaudited) 11/30/16   11/30/15   11/30/14    11/30/13   11/30/12
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                     $      --   $      --  $      --  $     --(h) $ 182,450  $182,450
Asset coverage per preferred share, end of period               $      --   $      --  $      --  $     --(h) $  69,280  $ 69,222
Average market value per preferred share (i)                    $      --   $      --  $      --  $     --(h) $  25,000  $ 25,000
Liquidation value, including dividends payable, per
   preferred share                                              $      --   $      --  $      --  $     --(h) $  25,003  $ 25,003
Total amount of debt outstanding (in thousands)                 $ 143,450   $ 143,450  $ 150,450  $155,450    $      --  $     --
Asset coverage per indebtedness (in thousands)                  $   3,165   $   3,156  $   3,023  $  3,041    $      --  $     --
====================================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b)  Amount rounds to less than $(0.005) per share.

(c) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d)  Not annualized.

(e) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(f)  Includes interest expense of 0.85%, 0.63%, 0.51%, 0.49%, 0.00%, and 0.00%, respectively.

(g)  Annualized.

(h)  Preferred shares were redeemed during the period.

(i)  Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

Notes to Financial Statements | 5/31/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the Trust) was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its investment objective of high current income.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Trust's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Trust's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 51

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by

52 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap agreements, including interest rate swaps, caps and floors (other than centrally cleared swap agreements) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser and pursuant to procedures adopted by the Trust's Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 53 disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At May 31, 2017, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 1.0% of net assets. The value of these fair valued securities are $3,091,769.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

54 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. During the six months ended May 31, 2017, the Trust did not enter into any forward foreign currency contracts.

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of November 30, 2016, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable to shareowners will be determined at the end of the current taxable year.

     The tax character of distributions paid to shareowners during the year ended November 30, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $17,811,485
     ---------------------------------------------------------------------------
        Total                                                        $17,811,485
     ===========================================================================

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 55

     The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2016:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $   1,826,319
     Capital loss carryforward                                     (124,688,306)
     Late year loss deferrals                                        (1,562,106)
     Other book/tax temporary differences                              (317,586)
     Unrealized depreciation                                         (3,516,634)
     ---------------------------------------------------------------------------
        Total                                                     $(128,258,313)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

F.   Insurance-Linked Securities (ILS)

     The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

56 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for Amundi Pioneer's, formerly PIM, to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments and therefore the Trust's assets are placed at greater risk of loss than if Amundi Pioneer's, formerly PIM, had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 57 liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. Amundi Pioneer's formerly, PIM, is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of May 31, 2017 are disclosed in the Trust's Schedule of Investments.

58 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

I.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 59

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap agreements to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap agreements in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     When the Trust enters into a credit default swap agreements, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap agreements are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap agreements involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap agreements are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt

60 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     Certain swap agreements that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap agreement with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap agreement, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap agreements is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at May 31, 2017, and is included in "Restricted cash" in the Statement of Assets and Liabilities, was $200,181.

     Open credit default swap agreements at May 31, 2017 are listed in the Schedule of Investments. The average market value of credit default swap agreements open during the six months ended May 31, 2017 was $167,418.

2. Management Agreement

Amundi Pioneer, formerly PIM, manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with Amundi Pioneer, formerly PIM, are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through
(i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended May 31, 2017 the net management fee was 0.70% (annualized) of the Trust's average daily managed assets, which was equivalent to 1.02% (annualized) of the Trust's average daily net assets.

In addition, under Amundi Pioneer, formerly PIM's, management and administration agreements, certain other services and costs are paid by Amundi Pioneer, formerly PIM, and reimbursed by the Trust. At May 31, 2017, $372,886 was payable to Amundi Pioneer, formerly PIM, related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 61

3. Transfer Agent

American Stock Transfer & Trust Company (AST) serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at May 31, 2017 was as follows:

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
                         Interest    Credit    Foreign         Equity  Commodity
                         Rate Risk   Risk      Exchange Risk   Risk    Risk
--------------------------------------------------------------------------------
Assets:
Unrealized
  appreciation on
  centrally cleared
  credit default
  swap agreements        $--         $136,661  $--             $--     $--
--------------------------------------------------------------------------------
  Total Value            $--         $136,661  $--             $--     $--
================================================================================

62 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2017 was as follows:

--------------------------------------------------------------------------------
Statement of Operations
                          Interest    Credit    Foreign        Equity  Commodity
                          Rate Risk   Risk      Exchange Risk  Risk    Risk
--------------------------------------------------------------------------------
Net realized
 gain (loss):
 Swap agreements          $--         $38,045   $--            $--     $--
--------------------------------------------------------------------------------
  Total Value             $--         $38,045   $--            $--     $--
================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap agreements          $--         $22,629   $--            $--     $--
--------------------------------------------------------------------------------
  Total Value             $--         $22,629   $--            $--     $--
================================================================================

5. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obligated to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of May 31, 2017, the Trust had the following unfunded loan commitments outstanding:

------------------------------------------------------------------------------------
                                                                        Unrealized
Loan                       Principal       Cost           Value         Appreciation
------------------------------------------------------------------------------------
CH Hold Corp. (aka
 Caliber Collision)        $   36,364      $   36,276     $   36,667    $391
PetSmart, Inc.,
 Bridge Loan                1,250,000       1,250,000      1,250,000      --
------------------------------------------------------------------------------------
  Total                    $1,286,364      $1,286,276     $1,286,667    $391
====================================================================================

6. Trust Shares

Transactions in shares of beneficial interest for the six months ended May 31, 2017 and the year ended November 30, 2016 were as follows:

--------------------------------------------------------------------------------
                                                            5/31/17     11/30/16
--------------------------------------------------------------------------------
Shares outstanding at beginning of period                24,738,174   24,738,174
--------------------------------------------------------------------------------
Shares outstanding at end of period                      24,738,174   24,738,174
================================================================================

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 63

7. Credit Agreement

Effective November 26, 2013, the Trust entered into a revolving credit facility (the Credit Agreement) with the Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all the Trust's auction market preferred shares. Effective November 23, 2016, the Trust extended the maturity of the Credit Agreement to November 22, 2019.

At May 31, 2017, the Trust had a borrowing outstanding under the Credit Agreement totaling $143,450,000. The interest rate charged at May 31, 2017 was 2.05%. During the six months ended May 31, 2017, the average daily balance was $143,450,000 at an average interest rate of 1.84%. Interest expense of $1,313,073 in connection with the Credit Agreement is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Subsequent Events

A monthly dividend was declared on June 2, 2017 from undistributed and accumulated net investment income of $0.0600 per share payable June 30, 2017, to shareowners of record on June 15, 2017.

64 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Trust's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Trust's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Trust upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Trust's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Trust's independent registered public accounting firm, including the Trust's two most recent fiscal years preceding the fiscal year ended June 30, 2017, D&T's reports on the Trust's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Trust's fiscal year ended June 30, 2017.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 65

Prior to its engagement, EY had advised the Trust's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Trust, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Trust under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Trust, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

66 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Floating Rate Trust (the Trust) pursuant to an investment management agreement between Amundi Pioneer and the Trust.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Trust's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Trust after the consummation of the Transaction, the Trustees and shareholders of the Trust were required to approve a new investment management agreement for the Trust (the "New Management Agreement"). As discussed below, the Board of Trustees of the Trust approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Trust at a meeting held on June 13, 2017. The Board of Trustees of the Trust also approved an interim investment management agreement between Amundi Pioneer and the Trust (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Trust did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Trust. In connection with their evaluation of the Transaction and the New Management Agreement for the Trust, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Trust and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Trust, including the need to select a new independent registered public accounting firm for the Trust, and any

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 67 plans to modify the operations of the Trust; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Trust: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Trust, as well as the level of investment by the Trust's portfolio managers in the Trust; (iii) the Trust's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale; (iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Pioneer Institutional Asset Management, Inc. ("PIAM") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Trust and the fees and expenses of Amundi Pioneer's and PIAM's institutional accounts, as well as the different services provided by Adviser to the Trust and by Amundi Pioneer and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Trust's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Trust in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of

68 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and PIAM, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Trust as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Trust's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 69 telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Trust. In considering the New Management Agreement for the Trust, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Trust.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Trust and that are expected to be provided by Amundi Pioneer to the Trust following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Trust and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Trust. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Trust, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Fund officers) and other resources that are necessary for the Trust's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Trust following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

70 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Trust upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Trust.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Trust and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Trust and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Trust. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Trust and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Trust under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 71

Performance of the Trust

In considering the Trust's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Trust's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Trust's benchmark index. They also discussed the Trust's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Trust are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Trust's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Trust. The Trustees noted that they separately review the Trust's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Trust's expense ratio.

The Trustees considered that the Trust's management fee (based on managed assets) as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares as of September 30, 2016 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Amundi Pioneer and PIAM to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Trust and Amundi Pioneer's and PIAM's costs in providing services to the other clients and considered the

72 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and PIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Trust and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Trust and Amundi Pioneer's and PIAM's management of the other client accounts.

The Trustees concluded that the management fee payable by the Trust to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Trust, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Trust. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and PIAM from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Trust and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Trust. The Trustees noted that profitability also may

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 73 be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Trust.

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Trust. The Trustees considered the character and amount of fees paid or to be paid by the Trust, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Trust and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Trust to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, PIAM and Amundi that derive from Amundi Pioneer's relationships with the Trust, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Trust are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Trust, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Trust were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Trust, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

74 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and Chief
David R. Bock                                 Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc., formerly Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/17 75

                          This page is for your notes.

76 Pioneer Floating Rate Trust | Semiannual Report | 5/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                    1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                    Write to

General inquiries, lost dividend checks,               American Stock
change of address, lost stock certificates,            Transfer & Trust
stock transfer                                         Operations Center
                                                       6201 15th Ave.
                                                       Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                      American Stock
                                                       Transfer & Trust
                                                       Wall Street Station
                                                       P.O. Box 922
                                                       New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]    Amundi Pioneer
          ==============
        ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19389-11-0717

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 28, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 28, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 28, 2017

* Print the name and title of each signing officer under his or her signature.